File No. 333-47011

811-08673

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 51  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 51  [X]

(Check appropriate box or boxes.)

BNY Mellon Investment Portfolios

(Exact Name of Registrant as Specified in Charter)

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street, New York, New York 10286

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6400

Bennett A. MacDougall, Esq.

240 Greenwich Street

New York, New York 10286

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

 __ immediately upon filing pursuant to paragraph (b)

 X  on May 1, 2020 pursuant to paragraph (b)

 ____ days after filing pursuant to paragraph (a)(1)

 __ on (date) pursuant to paragraph (a)(1)

 ____ days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BNY Mellon Investment Portfolios:
MidCap Stock Portfolio

Prospectus | May 1, 2020

Initial Shares

Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Introduction	5
Goal and Approach	5
Investment Risks	6
Management	8
Shareholder Guide

Your Investment	10
General Policies	11
Distributions and Taxes	12
Exchange Privilege	12
Financial Highlights	13
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400 Index).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These figures do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies), and if such fees and/or charges were included, the fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Shares	Service Shares
Management fees	.75	.75
Distribution and/or service (12b-1) fees	none	.25
Other expenses	.11	.11
Total annual fund operating expenses	.86	1.11

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Shares	$88	$274	$477	$1,061
Service Shares	$113	$353	$612	$1,352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82.88% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 Index, the fund's benchmark, is a primary goal of the investment process.

The fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary quantitative model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum and sentiment and earnings quality measures.

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Next, the fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure. The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the fund's benchmark. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Initial shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.bnymellonim.com/us.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

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Year-by-Year Total Returns as of 12/31 each year (%) Initial Shares

Best Quarter Q4, 2011: 14.93% Worst Quarter Q3, 2011: -19.71%

Average Annual Total Returns (as of 12/31/19)
	1 Year	5 Years	10 Years
Initial Shares	20.18%	5.75%	11.82%
Service Shares	19.85%	5.48%	11.55%
S&P MidCap 400® Index reflects no deductions for fees, expenses or taxes	26.20%	9.03%	12.72%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

The primary portfolio managers of the fund are Peter D. Goslin, CFA, Syed A. Zamil, CFA, Adam T. Logan, CFA and Chris Yao, CFA. Messrs. Goslin and Zamil have been primary portfolio managers of the fund since March 2017. Messrs. Logan and Yao have been primary portfolio managers of the fund since December 2019. Mr. Goslin is a director and senior portfolio manager and leads the Multi-Factor Equity team at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Mr. Zamil is a managing director and global investment strategist for Multi-Factor Equity team at Mellon. Mr. Logan is a vice president and a senior portfolio manager on the Multi-Factor Equity team at Mellon. Mr. Yao is a managing director and the Head of Quantitative Equity Research at Mellon. The portfolio managers also are employees of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling (redeeming), or exchanging fund shares.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation

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rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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Fund Details

Introduction

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders (collectively, policyowners). The board will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The fund currently offers two classes of shares: Initial shares and Service shares. Policyowners should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of fund shares may be purchased by the separate account.

While the fund's investment objective and policies may be similar to those of other funds managed by the investment adviser(s), the fund's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

Goal and Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P MidCap 400 Index). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P MidCap 400 Index, the fund's benchmark, is a primary goal of the investment process. The fund invests principally in common stocks, but its stock investments also may include preferred stocks, convertible securities and depositary receipts, including those issued in initial public offerings (IPOs), and securities issued by real estate investment trusts (REITs).  REITs are pooled vehicles that invest principally in income-producing real estate or loans related to real estate.

The fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary quantitative model that measures a diverse set of corporate characteristics to identify and rank stocks based on:

• valuation, such as current and forecasted price-to-earnings ratios, yields, dividend discount models, and other price-sensitive data for a stock compared to its past, its peers, and the model's overall stock universe;

• momentum and sentiment, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises; and

• earnings quality measures, such as accruals compared to cash earnings, changes in inventory to sales ratio, and return on equity.

Next, the fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure. The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the fund's benchmark. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

The portfolio managers monitor the holdings in the fund's portfolio, and consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

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The S&P MidCap 400 Index is an unmanaged, market-capitalization-weighted index that measures the performance of 400 medium-capitalization stocks. As of February 20, 2019, the stocks comprising the S&P MidCap 400 had market capitalizations generally ranging between $2.4 billion and $8.2 billion.

Although not a principal investment strategy, the fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indices, foreign currencies and interest rates). To the extent such derivative instruments have similar economic characteristics to stocks as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies,

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industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as lending portfolio securities and entering into futures contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

• Large shareholder risk. The participating insurance companies and their separate accounts are the shareholders of the fund. From time to time, a shareholder may own a substantial number of fund shares. The sale of a large number of shares could impact the fund's net asset value and adversely affect remaining fund shareholders.

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Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $253 billion in 141 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the annual rate of 0.75% of the value of the fund's average daily net assets. The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the fund (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%. On or after May 1, 2021, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation at any time. A discussion regarding the basis for the board's approving the fund's investment management agreement with BNYM Investment Adviser is available in the fund's annual report for the fiscal year ended December 31, 2019.

BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $37.1 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The primary portfolio managers of the fund are Peter D. Goslin, CFA, Syed A. Zamil, CFA, Adam T. Logan, CFA and Chris Yao, CFA. Messrs. Goslin and Zamil have been primary portfolio managers of the fund since March 2017. Messrs. Logan and Yao have been primary portfolio managers of the fund since December 2019. Mr. Goslin is a director and senior portfolio manager and leads the Multi-Factor Equity team at Mellon, an affiliate of BNYM Investment Adviser. He has been employed by Mellon or a predecessor company of Mellon since 1999, and by BNYM Investment Adviser since January 2014. Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2015, and by BNYM Investment Adviser since March 2017. Prior to joining Mellon, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments as a portfolio manager. Mr. Logan is a vice president and a senior portfolio manager on the Multi-Factor Equity team at Mellon. He has been employed by Mellon or a predecessor company since 1998, and by BNYM Investment Adviser since December 2019. Mr. Yao is a managing director and the Head of Quantitative Equity Research at Mellon. He has been employed by Mellon or a predecessor company since 2006, and by BNYM Investment Adviser since December 2019. The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may

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provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Your Investment

Fund shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling fund shares.

Service shares are subject to an annual Rule 12b-1 fee of 0.25% paid to the fund's distributor for distribution, advertising and marketing, and servicing and/or maintaining accounts of holders of Service shares. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

BNYM Investment Adviser calculates fund net asset values (NAVs) as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Redemption proceeds normally will be wired to the participating insurance company within one business day after the request is received in proper form. Payment of redemption proceeds may take longer and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

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Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent a pro rata portion of assets held by the fund immediately prior to the redemption in an amount equal to the value of the shares redeemed, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and transaction costs may be incurred when selling the securities.

Participating insurance companies will provide pass-through voting privileges to all policyowners so long as the SEC continues to interpret the Investment Company Act of 1940, as amended, as requiring pass-through voting privileges for policyowners. Participating insurance companies will vote by proxy, in the same proportions as the voting instructions received from policyowners: (1) fund shares as to which no timely instructions are received; (2) fund shares owned exclusively by the relevant participating insurance company or its affiliates; and (3) fund shares held in a separate account representing charges imposed by the relevant participating insurance company. As a result of this proportionate voting policy, the voting of a small number of policyowners may determine whether a proposal is approved, depending on the number of shares attributable to policyowners that provide instructions and to policyowners that do not. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the VA contracts or VLI policies.

General Policies

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading. The fund also reserves the right to refuse any purchase or exchange request, including those from any participating insurance company, individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading.

Transactions in fund shares are processed by the participating insurance companies using omnibus accounts that aggregate the trades of multiple policyowners. BNYM Investment Adviser's ability to monitor the trading activity of these policyowners is limited because their individual transactions in fund shares are not disclosed to the fund. Accordingly, BNYM Investment Adviser relies to a significant degree on the participating insurance company to detect and deter frequent trading. The agreement with the participating insurance company includes obligations to comply with all applicable federal and state laws. All participating insurance companies have been sent written reminders of their obligations under the agreements, specifically highlighting rules relating to trading fund shares. Further, all participating insurance companies have been requested in writing to notify BNYM Investment Adviser immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

BNYM Investment Adviser supplements the surveillance processes in place at participating insurance companies by monitoring total purchases and redemptions of fund shares on a periodic basis. If BNYM Investment Adviser identifies patterns that may be indicative of frequent trading of large amounts, BNYM Investment Adviser contacts the participating insurance company for assistance in disaggregating selected omnibus trades into their component parts. When this process identifies multiple roundtrips (i.e., an investment that is substantially liquidated within 60 days), BNYM Investment Adviser instructs the participating insurance company to temporarily or permanently bar such policyowner's future purchases of fund shares if BNYM Investment Adviser concludes the policyowner is likely to engage in frequent trading. BNYM Investment Adviser also may instruct the participating insurance company to apply these restrictions across all accounts under common ownership, control or perceived affiliation. In all instances, BNYM Investment Adviser seeks to make these determinations to the best of its abilities in a manner that it believes is consistent with shareholder interests.

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In addition to applying restrictions on future purchases or exchanges, BNYM Investment Adviser or the participating insurance company may cancel or reverse the purchase or exchange on the business day following the transaction if the participating insurance company's surveillance system identifies the account as one that is likely to engage in frequent trading. BNYM Investment Adviser may also instruct the participating insurance company to cancel or reverse the purchase or exchange on the following business day if the trade represents a significant amount of the fund's assets and BNYM Investment Adviser has concluded that the account is likely to engage in frequent trading.

To the extent the fund significantly invests in thinly traded securities, certain policyowners may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other policyowners.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless the participating insurance company instructs otherwise.

Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Exchange Privilege

Policyowners may exchange shares of a class for shares of other funds offered by the VA contracts or VLI policies through the insurance company separate accounts subject to the terms and conditions set forth in the prospectuses of such VA contracts or VLI policies. Policyowners should refer to the applicable insurance company prospectus for more information on exchanging fund shares.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the tables, would reduce the investment returns that are shown.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.80	22.56	20.09	18.95	23.03
Investment Operations:
Investment income—net[a]	.13	.12	.10	.21	.18
Net realized and unrealized gain (loss) on investments	3.15	(3.19)	2.92	2.50	(.50)
Total from Investment Operations	3.28	(3.07)	3.02	2.71	(.32)
Distributions:
Dividends from investment income—net	(.12)	(.13)	(.22)	(.21)	(.14)
Dividends from net realized gain on investments	(1.32)	(2.56)	(.33)	(1.36)	(3.62)
Total Distributions	(1.44)	(2.69)	(.55)	(1.57)	(3.76)
Net asset value, end of period	18.64	16.80	22.56	20.09	18.95
Total Return (%)	20.18	(15.49)	15.38	15.47	(2.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.86	.87	.85	.85
Ratio of net expenses to average net assets	.86	.86	.87	.85	.85
Ratio of net investment income to average net assets	.73	.59	.50	1.16	.89
Portfolio Turnover Rate	82.88	68.02	64.86	65.52	80.27
Net Assets, end of period ($ x 1,000)	76,835	72,374	92,776	123,226	123,354
[a] Based on average shares outstanding.

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.71	22.45	20.00	18.88	22.97
Investment Operations:
Investment income—net[a]	.09	.07	.06	.17	.15
Net realized and unrealized gain (loss) on investments	3.12	(3.18)	2.90	2.47	(.52)
Total from Investment Operations	3.21	(3.11)	2.96	2.64	(.37)
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.18)	(.16)	(.10)
Dividends from net realized gain on investments	(1.32)	(2.56)	(.33)	(1.36)	(3.62)
Total Distributions	(1.39)	(2.63)	(.51)	(1.52)	(3.72)
Net asset value, end of period	18.53	16.71	22.45	20.00	18.88
Total Return (%)	19.85	(15.69)	15.04	15.20	(2.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.12	1.10	1.10
Ratio of net expenses to average net assets	1.11	1.11	1.12	1.10	1.10
Ratio of net investment income to average net assets	.48	.34	.28	.94	.72
Portfolio Turnover Rate	82.88	68.02	64.86	65.52	80.27
Net Assets, end of period ($ x 1,000)	74,454	63,202	76,948	63,972	49,363
[a] Based on average shares outstanding.

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For More Information

MidCap Stock Portfolio

A series of BNY Mellon Investment Portfolios

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.bnymellonim.com/us.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bnymellonim.com/us, is on file with the Securities and Exchange Commission (SEC) and is filed as part of the Fund's registration statement, which can be accessed here. The SAI, as amended or supplemented from time to time, incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Funds in the BNY Mellon Family of Funds (except Dreyfus money market funds) generally disclose, at www.bnymellonim.com/us, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. For funds in the BNY Mellon Family of Funds (except Dreyfus money market funds), portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings. Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings daily. Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.bnymellonim.com/us.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

Dreyfus money market funds: www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-08673

© 2020 BNY Mellon Securities Corporation 0174P0520

BNY Mellon Investment Portfolios:
Small Cap Stock Index Portfolio

Prospectus | May 1, 2020

Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Introduction	5
Goal and Approach	5
Investment Risks	6
Management	7
Shareholder Guide

Your Investment	9
General Policies	10
Distributions and Taxes	11
Exchange Privilege	11
Financial Highlights	12
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to match the performance of the Standard & Poor's® SmallCap 600 Index (S&P SmallCap 600 Index).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These figures do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies), and if such fees and/or charges were included, the fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Shares
Management fees	.35
Distribution and/or service (12b-1) fees	.25
Other expenses	.01
Total annual fund operating expenses	.61
Fee waiver and/or expense reimbursement*	(.01)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.60

*The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has agreed in its investment management agreement with the fund to pay all of the fund's expenses, except management fees, Rule 12b-1 fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. BNY Mellon Investment Adviser, Inc. has further agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of 0.01% for the past fiscal year). These provisions in the investment management agreement may not be amended without the approval of the fund's shareholders.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$61	$192	$335	$750

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 28.13% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the S&P SmallCap 600 Index. The fund generally invests in all 600 stocks in the index in proportion to their weighting in the index; however, at times, the fund may invest in a representative sample of stocks included in the index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the index.

The S&P SmallCap 600 Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company's stock in the index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by

1

the number of available float shares (i.e., those shares available to public investors). Companies eligible to be included in the S&P SmallCap 600 Index generally have market capitalizations ranging between approximately $600 million and $2.4 billion, to the extent consistent with market conditions.

"Standard & Poor's®," "S&P®" and "S&P SmallCap 600® Index" are trademarks of Standard & Poor's Financial Services LLC, and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Service shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.bnymellonim.com/us.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

2

Year-by-Year Total Returns as of 12/31 each year (%) Service Shares

Best Quarter Q4, 2011: 17.24% Worst Quarter Q4, 2018: -20.21%

Average Annual Total Returns (as of 12/31/19)
	1 Year	5 Years	10 Years
Service Shares	22.21%	8.96%	12.77%
S&P SmallCap 600® Index reflects no deductions for fees, expenses or taxes	22.78%	9.56%	13.35%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA are the fund's primary portfolio managers. Mr. Durante has been a primary portfolio manager of the fund since September 2003. Mr. Durante is a managing director and co-head of equity index portfolio management at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Ms. Wong and Mr. Brown have been primary portfolio managers of the fund since November 2010. Ms. Wong is a managing director and head of index portfolio management at Mellon. Mr. Brown is a managing director and co-head of equity index portfolio management at Mellon. Messrs. Durante and Brown and Ms. Wong are also employees of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling (redeeming), or exchanging fund shares.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation

3

rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

4

Fund Details

Introduction

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders (collectively, policyowners). The board will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The fund currently offers only Service shares.

While the fund's investment objective and policies may be similar to those of other funds managed by the investment adviser(s), the fund's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

Goal and Approach

The fund seeks to match the performance of the S&P SmallCap 600 Index.  To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the S&P SmallCap 600 Index. The fund generally invests in all 600 stocks in the index in proportion to their weighting in the index; however, at times, the fund may invest in a representative sample of stocks included in the index and in futures and exchange-traded funds (ETFs) whose performance is tied to the index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the index. Sampling is a statistical process used to select stocks based on market capitalization, industry representation and other means so that the portfolio has investment characteristics that closely approximate those of the index.

The fund does not rely on the professional judgment of the portfolio managers for decisions about asset allocation or securities selections, as do actively managed funds. Instead, the fund looks to the S&P SmallCap 600 Index in determining which securities to hold, and in what proportion, using an indexing approach. Indexing has the potential to eliminate some of the risks of active management. At the same time, indexing also means that the fund does not have the option of changing its strategy, even at times when it may appear advantageous to do so.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The S&P SmallCap 600® Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company's stock in the index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). As a result, larger companies generally have greater representation in the index than small companies. Companies eligible to be included in the S&P SmallCap 600® Index generally have market capitalizations ranging between approximately $600 million and $2.4 billion, to the extent consistent with market conditions.

The fund also may use stock index futures contracts or invest in ETFs, typically when the fund's available cash balances cannot otherwise be efficiently or effectively invested directly (due to, for example, size or timing considerations). A derivatives contract, such as stock index futures, will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

"Standard & Poor's®," "S&P®" and "S&P SmallCap 600® Index" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liability on behalf of S&P.

5

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Futures contracts risk.  A small investment in derivatives such as futures contracts could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the

6

fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Index sampling risk. The fund's use of sampling techniques will result in it holding a smaller number of securities than are in the index, and the fund may not track the index as closely as it would if it were fully replicating the index. For example, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in the fund's net asset value than would be the case if the fund held all of the securities in the index. Conversely, a positive development relating to an issuer of securities in the index that is not held by the fund could cause the fund to underperform the index. To the extent the assets in the fund are smaller, these risks will be greater.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Leverage risk. The use of leverage, such as lending portfolio securities and entering into futures contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Large shareholder risk. The participating insurance companies and their separate accounts are the shareholders of the fund. From time to time, a shareholder may own a substantial number of fund shares. The sale of a large number of shares could impact the fund's net asset value and adversely affect remaining fund shareholders.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $253 billion in 141 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the annual rate of .35% of the value of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's investment management agreement with BNYM Investment Adviser is available in the fund's annual report for the fiscal year ended December 31, 2019. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $37.1 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

7

Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA are the fund's primary portfolio managers, and are all jointly and primarily responsible for day-to-day management of the fund's portfolio. Mr. Durante has been a primary portfolio manager of the fund since September 2003 and Ms. Wong and Mr. Brown have each been a primary portfolio manager of the fund since November 2010. Mr. Durante is a managing director and co-head of equity index portfolio management at Mellon Investments Corporation. He has been employed by Mellon or a predecessor company of Mellon since 2000, and by BNYM Investment Adviser since August 1982. Ms. Wong is a managing director and head of index portfolio management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 2000, and by BNYM Investment Adviser since April 2005. Mr. Brown is a managing director and co-head of equity index portfolio management at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1995, and by BNYM Investment Adviser since 2005. Messrs. Durante and Brown and Ms. Wong manage the fund in their capacity as employees of BNYM Investment Adviser.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

8

Shareholder Guide

Your Investment

Fund shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling fund shares.

Service shares are subject to an annual Rule 12b-1 fee of 0.25% paid to the fund's distributor for distribution, advertising and marketing, and servicing and/or maintaining accounts of holders of Service shares. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

BNYM Investment Adviser calculates fund net asset values (NAVs) as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Futures contracts will be valued at the most recent settlement price. ETFs will be valued at their market price.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide – General Policies" for further information about the fund's frequent trading policy.

Redemption proceeds normally will be wired to the participating insurance company within one business day after the request is received in proper form. Payment of redemption proceeds may take longer and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests.

9

The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent a pro rata portion of assets held by the fund immediately prior to the redemption in an amount equal to the value of the shares redeemed, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and transaction costs may be incurred when selling the securities.

Participating insurance companies will provide pass-through voting privileges to all policyowners so long as the SEC continues to interpret the Investment Company Act of 1940, as amended, as requiring pass-through voting privileges for policyowners. Participating insurance companies will vote by proxy, in the same proportions as the voting instructions received from policyowners: (1) fund shares as to which no timely instructions are received; (2) fund shares owned exclusively by the relevant participating insurance company or its affiliates; and (3) fund shares held in a separate account representing charges imposed by the relevant participating insurance company. As a result of this proportionate voting policy, the voting of a small number of policyowners may determine whether a proposal is approved, depending on the number of shares attributable to policyowners that provide instructions and to policyowners that do not. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the VA contracts or VLI policies.

General Policies

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading. The fund also reserves the right to refuse any purchase or exchange request, including those from any participating insurance company, individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading.

Transactions in fund shares are processed by the participating insurance companies using omnibus accounts that aggregate the trades of multiple policyowners. BNYM Investment Adviser's ability to monitor the trading activity of these policyowners is limited because their individual transactions in fund shares are not disclosed to the fund. Accordingly, BNYM Investment Adviser relies to a significant degree on the participating insurance company to detect and deter frequent trading. The agreement with the participating insurance company includes obligations to comply with all applicable federal and state laws. All participating insurance companies have been sent written reminders of their obligations under the agreements, specifically highlighting rules relating to trading fund shares. Further, all participating insurance companies have been requested in writing to notify BNYM Investment Adviser immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

BNYM Investment Adviser supplements the surveillance processes in place at participating insurance companies by monitoring total purchases and redemptions of fund shares on a periodic basis. If BNYM Investment Adviser identifies patterns that may be indicative of frequent trading of large amounts, BNYM Investment Adviser contacts the participating insurance company for assistance in disaggregating selected omnibus trades into their component parts. When this process identifies multiple roundtrips (i.e., an investment that is substantially liquidated within 60 days), BNYM Investment Adviser instructs the participating insurance company to temporarily or permanently bar such policyowner's future purchases of fund shares if BNYM Investment Adviser concludes the policyowner is likely to engage in frequent trading. BNYM Investment Adviser also may instruct the participating insurance company to apply these restrictions across all accounts under common ownership, control or perceived affiliation. In all instances, BNYM Investment Adviser seeks to make these determinations to the best of its abilities in a manner that it believes is consistent with shareholder interests.

In addition to applying restrictions on future purchases or exchanges, BNYM Investment Adviser or the participating insurance company may cancel or reverse the purchase or exchange on the business day following the transaction if the participating insurance company's surveillance system identifies the account as one that is likely to engage in frequent

10

trading. BNYM Investment Adviser may also instruct the participating insurance company to cancel or reverse the purchase or exchange on the following business day if the trade represents a significant amount of the fund's assets and BNYM Investment Adviser has concluded that the account is likely to engage in frequent trading.

To the extent the fund significantly invests in thinly traded securities, certain policyowners may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other policyowners.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless the participating insurance company instructs otherwise.

Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Exchange Privilege

Policyowners may exchange shares of a class for shares of other funds offered by the VA contracts or VLI policies through the insurance company separate accounts subject to the terms and conditions set forth in the prospectuses of such VA contracts or VLI policies. Policyowners should refer to the applicable insurance company prospectus for more information on exchanging fund shares.

11

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the tables, would reduce the investment returns that are shown.

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.17	20.12	18.88	16.71	18.40
Investment Operations:
Investment income—net[a]	.17	.17	.16	.16	.16
Net realized and unrealized gain (loss) on investments	3.48	(1.82)	2.04	3.69	(.53)
Total from Investment Operations	3.65	(1.65)	2.20	3.85	(.37)
Distributions:
Dividends from investment income—net	(.17)	(.17)	(.13)	(.16)	(.13)
Dividends from net realized gain on investments	(1.59)	(1.13)	(.83)	(1.52)	(1.19)
Total Distributions	(1.76)	(1.30)	(.96)	(1.68)	(1.32)
Net asset value, end of period	19.06	17.17	20.12	18.88	16.71
Total Return (%)	22.21	(8.98)	12.40	25.73	(2.33)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.63	.63	.63
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	.94	.82	.88	.95	.90
Portfolio Turnover Rate	28.13	23.26	16.90	24.24	19.72
Net Assets, end of period ($ x 1,000)	576,508	509,695	562,014	535,603	307,701
[a] Based on average shares outstanding.

12

NOTES

13

For More Information

Small Cap Stock Index Portfolio

A series of BNY Mellon Investment Portfolios

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.bnymellonim.com/us.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bnymellonim.com/us, is on file with the Securities and Exchange Commission (SEC) and is filed as part of the Fund's registration statement, which can be accessed here. The SAI, as amended or supplemented from time to time, incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Funds in the BNY Mellon Family of Funds (except Dreyfus money market funds) generally disclose, at www.bnymellonim.com/us, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. For funds in the BNY Mellon Family of Funds (except Dreyfus money market funds), portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings. Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings daily. Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.bnymellonim.com/us.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

Dreyfus money market funds: www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-08673

© 2020 BNY Mellon Securities Corporation 0410P0520

BNY Mellon Investment Portfolios:
Technology Growth Portfolio

Prospectus | May 1, 2020

Initial Shares

Service Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Introduction	5
Goal and Approach	5
Investment Risks	6
Management	8
Shareholder Guide

Your Investment	10
General Policies	11
Distributions and Taxes	12
Exchange Privilege	12
Financial Highlights	13
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These figures do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies), and if such fees and/or charges were included, the fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Shares	Service Shares
Management fees	.75	.75
Distribution and/or service (12b-1) fees	none	.25
Other expenses	.04	.04
Total annual fund operating expenses	.79	1.04

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Shares	$81	$252	$439	$978
Service Shares	$106	$331	$574	$1,271

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 77.56% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that BNY Mellon Investment Adviser, Inc., the fund's investment adviser, believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund's assets may be invested in foreign securities. The fund also may invest in U.S. dollar-denominated American Depository Receipts (ADRs).

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates. The fund's investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The fund's investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

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Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Technology company risk. The technology sector has been among the most volatile sectors of the stock market. Because the fund's investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations

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and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Initial shares from year to year. The table compares the average annual total returns of the fund's shares to those of the NYSE® Technology Index, which is designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies, and the S&P 500® Index, a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.bnymellonim.com/us.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

Year-by-Year Total Returns as of 12/31 each year (%) Initial Shares
Best Quarter Q3, 2010: 23.44% Worst Quarter Q4, 2018: -18.14%

Average Annual Total Returns (as of 12/31/19)
	1 Year	5 Years	10 Years
Initial Shares	25.82%	14.59%	14.53%
Service Shares	25.51%	14.29%	14.25%
S&P 500® Index reflects no deductions for fees, expenses or taxes	31.46%	11.69%	13.55%
NYSE® Technology Index reflects no deductions for fees, expenses or taxes	38.67%	17.48%	15.40%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Erik A. Swords is the fund's primary portfolio manager, a position he has held since March 2019. Mr. Swords is a director and senior research analyst on the global research team at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Mr. Swords is also an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling (redeeming), or exchanging fund shares.

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Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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Fund Details

Introduction

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders (collectively, policyowners). The board will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The fund currently offers two classes of shares: Initial shares and Service shares. Policyowners should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of fund shares may be purchased by the separate account.

While the fund's investment objective and policies may be similar to those of other funds managed by the investment adviser(s), the fund's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

Goal and Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that BNYM Investment Adviser believes to be leading producers or beneficiaries of technological innovation. The fund invests principally in common stocks, but its stock investments also may include preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs). Up to 25% of the fund's assets may be invested in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the United States).

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund's investments may currently be experiencing losses. The fund's investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The fund's investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

The fund typically sells a stock when the portfolio managers believe there is a more attractive alternative, or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The fund also may sell stocks when the portfolio managers' evaluation of a sector has changed.

The fund may also invest in U.S. dollar-denominated ADRs. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interests in securities of non-U.S. issuers that are publicly traded in overseas markets. ADRs are traded in the United States on national securities exchanges and in the over-the-counter market, and may be converted into the underlying foreign securities. The fund may purchase ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security. To the extent such ADRs have similar economic characteristics to stocks of companies as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such ADRs will be included in the 80% policy.

Although not a principal investment strategy, the fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to stocks, indices, foreign currencies and interest rates), forward contracts and swaps agreements. To the extent such derivative instruments have similar economic characteristics to stocks as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the

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fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Technology company risk. The technology sector has been among the most volatile sectors of the stock market. Because the fund's investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

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• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as lending portfolio securities and entering into swap agreements, futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

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• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Moreover, if the lender of a borrowed security requires the fund to return the security to it on short notice, and the fund is unable to borrow the security from another lender, the fund may have to buy the borrowed security at an unfavorable price, resulting in a loss. Thus, there is a risk that the fund may be unable to engage in short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

• Large shareholder risk. The participating insurance companies and their separate accounts are the shareholders of the fund. From time to time, a shareholder may own a substantial number of fund shares. The sale of a large number of shares could impact the fund's net asset value and adversely affect remaining fund shareholders.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $253 billion in 141 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the annual rate of .75% of the value of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's investment management agreement with BNYM Investment Adviser is available in the fund's annual report for the fiscal year ended December 31, 2019. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations

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or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $37.1 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Erik A. Swords is the fund's primary portfolio manager primarily responsible for managing the fund's portfolio. Mr. Swords has been a primary portfolio manager of the fund since March 2019. Mr. Swords is a director and senior research analyst on the global research team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since December 2005, and by BNYM Investment Adviser since 2005. Mr. Swords manages the fund in his capacity as an employee of BNYM Investment Adviser.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

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Shareholder Guide

Your Investment

Fund shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling fund shares.

Service shares are subject to an annual Rule 12b-1 fee of 0.25% paid to the fund's distributor for distribution, advertising and marketing, and servicing and/or maintaining accounts of holders of Service shares. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

BNYM Investment Adviser calculates fund net asset values (NAVs) as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent service provider approved by the fund's board. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Redemption proceeds normally will be wired to the participating insurance company within one business day after the request is received in proper form. Payment of redemption proceeds may take longer and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably

10

practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent a pro rata portion of assets held by the fund immediately prior to the redemption in an amount equal to the value of the shares redeemed, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and transaction costs may be incurred when selling the securities.

Participating insurance companies will provide pass-through voting privileges to all policyowners so long as the SEC continues to interpret the Investment Company Act of 1940, as amended, as requiring pass-through voting privileges for policyowners. Participating insurance companies will vote by proxy, in the same proportions as the voting instructions received from policyowners: (1) fund shares as to which no timely instructions are received; (2) fund shares owned exclusively by the relevant participating insurance company or its affiliates; and (3) fund shares held in a separate account representing charges imposed by the relevant participating insurance company. As a result of this proportionate voting policy, the voting of a small number of policyowners may determine whether a proposal is approved, depending on the number of shares attributable to policyowners that provide instructions and to policyowners that do not. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the VA contracts or VLI policies.

General Policies

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading. The fund also reserves the right to refuse any purchase or exchange request, including those from any participating insurance company, individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading.

Transactions in fund shares are processed by the participating insurance companies using omnibus accounts that aggregate the trades of multiple policyowners. BNYM Investment Adviser's ability to monitor the trading activity of these policyowners is limited because their individual transactions in fund shares are not disclosed to the fund. Accordingly, BNYM Investment Adviser relies to a significant degree on the participating insurance company to detect and deter frequent trading. The agreement with the participating insurance company includes obligations to comply with all applicable federal and state laws. All participating insurance companies have been sent written reminders of their obligations under the agreements, specifically highlighting rules relating to trading fund shares. Further, all participating insurance companies have been requested in writing to notify BNYM Investment Adviser immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

BNYM Investment Adviser supplements the surveillance processes in place at participating insurance companies by monitoring total purchases and redemptions of fund shares on a periodic basis. If BNYM Investment Adviser identifies patterns that may be indicative of frequent trading of large amounts, BNYM Investment Adviser contacts the participating insurance company for assistance in disaggregating selected omnibus trades into their component parts. When this process identifies multiple roundtrips (i.e., an investment that is substantially liquidated within 60 days), BNYM Investment Adviser instructs the participating insurance company to temporarily or permanently bar such policyowner's future purchases of fund shares if BNYM Investment Adviser concludes the policyowner is likely to engage in frequent trading. BNYM Investment Adviser also may instruct the participating insurance company to apply

11

these restrictions across all accounts under common ownership, control or perceived affiliation. In all instances, BNYM Investment Adviser seeks to make these determinations to the best of its abilities in a manner that it believes is consistent with shareholder interests.

In addition to applying restrictions on future purchases or exchanges, BNYM Investment Adviser or the participating insurance company may cancel or reverse the purchase or exchange on the business day following the transaction if the participating insurance company's surveillance system identifies the account as one that is likely to engage in frequent trading. BNYM Investment Adviser may also instruct the participating insurance company to cancel or reverse the purchase or exchange on the following business day if the trade represents a significant amount of the fund's assets and BNYM Investment Adviser has concluded that the account is likely to engage in frequent trading.

To the extent the fund significantly invests in thinly traded securities, certain policyowners may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other policyowners.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless the participating insurance company instructs otherwise.

Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Exchange Privilege

Policyowners may exchange shares of a class for shares of other funds offered by the VA contracts or VLI policies through the insurance company separate accounts subject to the terms and conditions set forth in the prospectuses of such VA contracts or VLI policies. Policyowners should refer to the applicable insurance company prospectus for more information on exchanging fund shares.

12

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the tables, would reduce the investment returns that are shown.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.56	23.95	17.69	17.78	18.65
Investment Operations:
Investment income (loss)—net[a]	.08	.04	(.01)	.01	(.04)
Net realized and unrealized gain (loss) on investments	5.55	(.11)	7.29	.77	1.12
Total from Investment Operations	5.63	(.07)	7.28	.78	1.08
Distributions:
Dividends from net realized gain on investments	(2.93)	(1.32)	(1.02)	(.87)	(1.95)
Net asset value, end of period	25.26	22.56	23.95	17.69	17.78
Total Return (%)	25.82	(.98)	42.64	4.72	6.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.82	.83	.83
Ratio of net expenses to average net assets	.79	.79	.82	.83	.83
Ratio of net investment income (loss) to average net assets	.33	.14	(.05)	.07	(.22)
Portfolio Turnover Rate	77.56	55.34	42.07	64.26	70.33
Net Assets, end of period ($ x 1,000)	140,591	119,470	122,670	87,243	96,422
[a] Based on average shares outstanding.

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.31	22.75	16.88	17.06	18.01
Investment Operations:
Investment income (loss)—net[a]	.02	(.03)	(.06)	(.03)	(.08)
Net realized and unrealized gain (loss) on investments	5.23	(.09)	6.95	.72	1.08
Total from Investment Operations	5.25	(.12)	6.89	.69	1.00
Distributions:
Dividends from net realized gain on investments	(2.93)	(1.32)	(1.02)	(.87)	(1.95)
Net asset value, end of period	23.63	21.31	22.75	16.88	17.06
Total Return (%)	25.51	(1.27)	42.36	4.38	5.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.04	1.07	1.08	1.08
Ratio of net expenses to average net assets	1.04	1.04	1.07	1.08	1.08
Ratio of net investment income (loss) to average net assets	.08	(.11)	(.30)	(.18)	(.47)
Portfolio Turnover Rate	77.56	55.34	42.07	64.26	70.33
Net Assets, end of period ($ x 1,000)	475,148	388,151	365,231	225,801	217,006
[a] Based on average shares outstanding.

13

For More Information

Technology Growth Portfolio

A series of BNY Mellon Investment Portfolios

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.bnymellonim.com/us.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bnymellonim.com/us, is on file with the Securities and Exchange Commission (SEC) and is filed as part of the Fund's registration statement, which can be accessed here. The SAI, as amended or supplemented from time to time, incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Funds in the BNY Mellon Family of Funds (except Dreyfus money market funds) generally disclose, at www.bnymellonim.com/us, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. For funds in the BNY Mellon Family of Funds (except Dreyfus money market funds), portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings. Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings daily. Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.bnymellonim.com/us.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail. The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

Dreyfus money market funds: www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-08673

© 2020 BNY Mellon Securities Corporation 0175P0520

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.bnymellonim.com/us or call 1-800-373-9387 (inside the U.S. only).

Fund shares are currently offered only to variable annuity and variable life insurance separate accounts established by Participating Insurance Companies to fund the Policies. The Policies are described in the separate prospectuses issued by the separate accounts. Not all funds or share classes may be available through a particular Policy. Fund shares also may be, but are not currently, offered to certain qualified pension and retirement plans and other accounts permitting accumulation of assets on a tax-deferred basis (collectively, "Eligible Plans"). For information about Eligible Plan investing, please write or call the address or phone number above. Individuals may not purchase shares of any fund directly from the fund.

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI and can be accessed by clicking on the applicable link in the "Fiscal Year End/Annual Report Date" column below. All classes of a fund have the same fiscal year end and prospectus date, except if otherwise indicated. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Classes	Fiscal Year End/Annual Report Date	Prospectus Date

BNY Mellon Investment Portfolios	BNYMIP
MidCap Stock Portfolio	MCSP	Initial Shares	December 31st	May 1st

Service Shares

Small Cap Stock Index Portfolio	SCSIP	Service Shares	December 31st	May 1st
Technology Growth Portfolio	TGP	Initial Shares	December 31st	May 1st
Service Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	BNYMSUSEP	Initial Shares	December 31st	May 1st

Service Shares

IPSRG-SAI-0520

TABLE OF CONTENTS

PART I

PART II

PART III

HOW TO BUY SHARES	III-1
Converting Shares	III-1
HOW TO REDEEM SHARES	III-1
Redemption Commitment	III-2
Suspension of Redemptions	III-2
Fund Liquidation (Government Money Market Portfolio only)	III-2
EXCHANGE PRIVILEGE	III-2

RULE 12B-1 PLANS	III-2
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-3
Cybersecurity Risk	III-4
All Funds other than the Government Money Market Portfolio	III-4
Equity Securities	III-4
Common Stock	III-5
Preferred Stock	III-5
Convertible Securities	III-6
Synthetic	III-6
Warrants	III-6
IPOs	III-7
Fixed-Income Securities	III-7
U.S. Government Securities	III-8
Corporate Debt Securities	III-9
Ratings of Securities; Unrated Securities	III-9
High Yield and Lower-Rated Securities	III-9
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-10
Inflation-Indexed Securities	III-11
Variable and Floating Rate Securities	III-11
Loans	III-12
Participation Interests and Assignments	III-14
Mortgage-Related Securities	III-15
Asset-Backed Securities	III-20
LIBOR Rate Risk	III-20
Municipal Securities	III-21
Real Estate Investment Trusts (REITs)	III-24
Money Market Instruments	III-24
Bank Obligations	III-24
Repurchase Agreements	III-24
Commercial Paper	III-24
Foreign Securities	III-25
Emerging Markets	III-26
Certain Asian Emerging Market Countries	III-27
Depositary Receipts and New York Shares	III-29
Investment Companies	III-29
Private Investment Funds	III-30
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)	III-30
Derivatives	III-30
Futures Contracts	III-33
Options	III-34
Swap Agreements	III-35
Forward Volatility Agreements	III-37
Credit Linked Securities	III-37
Credit Derivatives	III-38
Combined Transactions	III-38
Future Developments	III-38
Foreign Currency Transactions	III-38
Short-Selling	III-39
Lending Portfolio Securities	III-40
Borrowing Money	III-40
Borrowing Money for Leverage	III-40
Reverse Repurchase Agreements	III-41
Forward Commitments	III-41
Illiquid Securities	III-41

Illiquid Securities Generally	III-41
Section 4(2) Paper and Rule 144A Securities	III-42
Non-Diversified Status	III-42
Investments in the Technology Sector	III-42
Government Money Market Portfolio	III-42
Ratings of Securities	III-43
Treasury Securities	III-43
U.S. Government Securities	III-43
Repurchase Agreements	III-43
Bank Obligations	III-44
Bank Securities	III-45
Floating and Variable Rate Obligations	III-45
Participation Interests	III-45
Asset-Backed Securities	III-46
Commercial Paper	III-46
Investment Companies	III-46
Foreign Securities	III-46
Illiquid Securities	III-46
Borrowing Money	III-46
Reverse Repurchase Agreements	III-47
Forward Commitments	III-47
Interfund Borrowing and Lending Program	III-47
Lending Portfolio Securities	III-47
RATING CATEGORIES	III-47
S&P	III-47
Moody's	III-49
Short-Term Ratings	III-50
Fitch	III-51
Corporate Finance Obligations — Long-Term Rating Scales	III-51
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-52
Short-Term Ratings Assigned to Issuers and Obligations	III-52
DBRS	III-53
Long Term Obligations	III-53
Commercial Paper and Short Term Debt	III-54
ADDITIONAL INFORMATION ABOUT THE BOARDS	III-54
Boards' Oversight Role in Management	III-54
Board Composition and Leadership Structure	III-55
Additional Information About the Boards and their Committees	III-55
MANAGEMENT ARRANGEMENTS	III-56
The Manager	III-56
Sub-Advisers	III-56
Sarofim & Co.	III-56
Index Manager	III-56
Portfolio Managers and Portfolio Manager Compensation	III-56
Sarofim & Co.	III-58
Certain Conflicts of Interest with Other Accounts	III-58
Code of Ethics	III-59
Distributor	III-60
Transfer and Dividend Disbursing Agent and Custodian	III-60
Annual Anti-Money Laundering Program Review	III-61
Funds' Compliance Policies and Procedures	III-61
DETERMINATION OF NAV	III-61
Valuation of Portfolio Securities (funds other than the Government Money Market Portfolio)	III-61

Valuation of Portfolio Securities (Government Money Market Portfolio only)	III-62
Calculation of NAV	III-62
Expense Allocations	III-62
NYSE Closings	III-63
DIVIDENDS AND DISTRIBUTIONS	III-63
Government Money Market Portfolio	III-63
CERTAIN	III-63
Taxation of the Funds	III-63
RIC Qualification Requirements	III-63
Diversification Requirements of Section 817(h)	III-65
Investments in PFICs	III-66
Other Fund Investments and Activities	III-66
Investor Tax Matters	III-67
PORTFOLIO TRANSACTIONS	III-67
Trading the Funds' Portfolio Securities	III-67
Soft Dollars	III-69
IPO Allocations	III-70
DISCLOSURE OF PORTFOLIO HOLDINGS	III-71
Policy	III-71
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS	III-74
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE;
FUND SHARES AND VOTING RIGHTS	III-76
Massachusetts Business Trusts	III-76
Fund Shares and Voting Rights	III-76
GLOSSARY	III-77
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY	III-1
Voting Proxies of Designated BHCs	III-3
ESG Voting Guidelines	III-9

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 240 Greenwich Street, New York, New York 10286.

Independent Board Members

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee (1995 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
J. Charles Cardona[2] 1955 Board Member

President of the Manager (2008 – 2016)

Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Manager (2009 – 2016)

Chairman (2013 – 2016) and
Executive Vice President, (1997 – 2013) of the Distributor

BNY Mellon ETF Trust, Chairman and Director (2020 – Present) BNY Mellon Liquidity Funds, Chairman and Director (2019 – Present)
Andrew J. Donohue 950 Board Member	Of Counsel, Shearman & Sterling LLP (2017-2019) Chief of Staff to the Chair of the SEC (2015-2017) Managing Director and Investment Company General Counsel of Goldman Sachs (2012 – 2015)	OppenheimerFunds (58 funds), Director (2017-2019)
Isabel P. Dunst 1947 Board Member	Senior Counsel, Hogan Lovells LLP (2018 – 2019); Of Counsel (2015 – 2018)	N/A

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Nathan Leventhal 1943 Board Member	President Emeritus of Lincoln Center for the Performing Arts (2001 – Present) President of the Palm Beach Opera (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – Present)
Robin A. Melvin 1963 Board Member	Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014 – Present); Board member (2013 –Present)	N/A
Roslyn M. Watson 1949 Board Member	Principal, Watson Ventures, Inc., a real estate investment company (1993 – Present)	American Express Bank, FSB, Director (1993 – 2018)
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross Blue Shield of Massachusetts, Director (2004 – Present)

1 Each of the Independent Board Members serves on the boards' audit, nominating, compensation, litigation and pricing committees, except that Mr. DiMartino does not serve on the compensation committee.

2 Prior to January 1, 2019, Mr. Cardona was deemed to be an Interested Board Member of all of the funds because of his previous positions with the Manager and its affiliates.

Interested Board Member

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Gordon J. Davis[1] 1941 Board Member	Partner in the law firm of Venable LLP (2012 – Present)	N/A

1 Mr. Davis is deemed to be an Interested Board Member of BNYMSUSEP as a result of his affiliation with Venable LLP, which provides legal services for BNYMSUSEP. Mr. Davis serves on the audit, nominating, compensation and litigation committees for each fund except BNYMSUSEP.

The following table shows the year each board member joined each fund's board.

	Independent Board Members									Interested Board Member
Fund	Joseph S. DiMartino	Francine J. Bovich	J. Charles Cardona	Andrew J. Donohue	Isabel P. Dunst	Nathan Leventhal	Robin A. Melvin	Roslyn M. Watson	Benaree Pratt Wiley	Gordon J. Davis

BNYMIP	1998	2015	2014	2019	2014	2009	2014	2014	2009	2012
BNYMSUSEP	1995	2015	2014	2019	2014	2009	2014	2014	2009	2012

Each board member, except for Ms. Bovich and Messrs. Cardona and Donohue, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for 40 years, Mr. Cardona was an employee of Dreyfus for over 30 years prior to his retirement in 2016 and Mr. Donohue has over 40 years of experience in the investment funds industry. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the boards believe has prepared them to be effective board members. The boards believe that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the boards believe that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the boards for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the boards have significant experience advising funds and fund board members. The boards and their committees have the ability to engage other experts as appropriate. The boards evaluate their performance on an annual basis.

Independent Board Members

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College's endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio

Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

• J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020. Mr. Cardona was the President and a Director of Dreyfus and the Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of BNYM Investment Adviser, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of the Distributor, and he previously served as an Executive Vice President, from 1997 to 2013. He also served as President of the Institutional Services Division of the Distributor. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in Dreyfus Retail Division of the Distributor, which he joined in 1981.

• Andrew J. (Buddy) Donohue – Mr. Donohue has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015. Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director’s Guidebook and, since 2018, director of the Mutual Fund Directors Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

• Isabel P. Dunst – Ms. Dunst has been practicing law for over 40 years. Half of her career was spent at the U.S. Department of Health and Human Services, where she had major legal and management responsibilities for the operation of the General Counsel's Office of the Agency, including serving as its Deputy General Counsel, the senior career legal position. Ms. Dunst most recently was Senior Counsel to Hogan Lovells LLP, a Washington based international law firm, which she joined in 1990. Ms. Dunst was a partner of the firm for approximately 25 years. Ms. Dunst currently serves on the Board of Trustees of the Union for Reform Judaism and on the Board of Governors of Hebrew Union College – Jewish Institute of Religion.

• Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal serves as President of the Palm Beach Opera and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

• Robin A. Melvin – Since 2014, Ms. Melvin has served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

• Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

• Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE: CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

Interested Board Member

• Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

Committee Meetings

The boards' audit, nominating, compensation, litigation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation	Pricing

BNYMIP	4	1	1	0	0
BNYMSUSEP	4	1	1	0	0

Board Members' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2019.

	Independent Board Members									Interested Board Member
Fund	Joseph S. DiMartino	Francine J. Bovich	J. Charles Cardona	Andrew J. Donohue	Isabel P. Dunst	Nathan Leventhal	Robin A. Melvin	Roslyn M. Watson	Benaree Pratt Wiley	Gordon J. Davis

BNYMIP	None	None	None	None	None	None	None	None	None	None
BNYMSUSEP	None	None	None	None	None	None	None	None	None	None
Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	None	$10,001-$50,000	Over $100,000	None	None	Over $100,000	$10,001-$50,000	$50,001-$100,000	None

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers as a group.

As of December 31, 2019, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees received from the funds by each current board member for the funds' last fiscal years, and by all funds in the BNY Mellon Family of Funds for which such person was a board member during 2019, were as follows:†

	Independent Board Members
Fund	Joseph S. DiMartino*	Francine J. Bovich	J. Charles Cardona	Andrew J. Donohue**	Isabel P. Dunst	Nathan Leventhal	Robin A. Melvin	Roslyn M. Watson	Benaree Pratt Wiley

BNYMIP***	$10,289	$9,054	$11,688	$4,638	$11,042	$11,676	$8,363	$8,545	$8,762
BNYMSUSEP	$1,786	$1,438	$1,465	$678	$1,356	$1,458	$1,452	$1,349	$1,458
Total compensation from the funds and fund complex (****)	$1,252,625 (123)	$658,500 (71)	$281,000 (33)	$207,674 (57)	$261,000 (33)	$441,000 (47)	$812,000 (99)	$457,000 (57)	$649,000 (78)

	Interested Board Member	Emeritus Board Members
Fund	Gordon J. Davis	Clifford L. Alexander	Whitney I. Gerard	George L. Perry	Philip Toia[1]

BNYMIP***	$8,998	$4,619	$4,859	$4,619	$1,332
BNYMSUSEP	$1,441	$815	$855	$815	$230

Total compensation from the funds and fund complex (****)	$436,000 (54)	$170,000 (47)	$112,500 (33)	$90,000 (33)	$155,000 (64)

† Amounts shown do not include expenses reimbursed to board members for attending board meetings.

* Amounts shown do not include the costs of office space and related parking, office supplies and secretarial services and health benefits for the Chairman of the Board and his spouse, which also are paid by the funds (also allocated based on net assets). The amount paid by each fund in 2019 ranged from $0 to $66,395 ($185,690 for all funds).

** Mr. Donohue was appointed to the Board in July 2019.

*** Core Value Portfolio, a series of BNYMIP, was liquidated on or about April 30, 2020.

****Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2019.

1 Mr. Toia receives compensation from the funds for attending board meetings in an advisory role although not a board member or emeritus board member of the funds.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Renee LaRoche-Morris 1971 President 2019

President and Director of BNYM Investment Adviser since January 2018; Chairman and Director of the Distributor since June 2018 and Executive Vice President of the Distributor since March 2018; Chief Financial Officer of BNY Mellon Wealth Management from May 2014 to December 2017

62 (118)
James Windels 1958 Treasurer 2001	Director – BNY Mellon Fund Administration	63 (141)
Bennett A. MacDougall 1971 Chief Legal Officer 2015

Chief Legal Officer of BNYM Investment Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015; and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015

63 (141)
David DiPetrillo 1978 Vice President 2019

Head of North American Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015

62 (118)
James Bitetto 1966 Vice President and Secretary 2005[1]	Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of BNYM Investment Adviser	63 (141)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Sonalee Cross 1987 Vice President and Assistant Secretary 2018

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015

63 (141)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2019

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016

63 (141)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Managing Counsel of BNY Mellon since December 2017; Senior Counsel of BNY Mellon from March 2013 to December 2017	63 (141)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	63 (141)
Amanda Quinn 1985 Vice President and Assistant Secretary 2020

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018

63 (141)
Peter M. Sullivan 1968 Vice President and Assistant Secretary 2019	Managing Counsel of BNY Mellon	63 (141)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Natalya Zelensky 1985 Vice President and Assistant Secretary 2017

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015

63 (141)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager - BNY Mellon Fund Administration	63 (141)
Robert S. Robol 1964 Assistant Treasurer 2002	Senior Accounting Manager – BNY Mellon Fund Administration	63 (141)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – BNY Mellon Fund Administration	63 (141)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – BNY Mellon Fund Administration	63 (141)
Joseph W. Connolly 1957 CCO 2004	CCO of BNYM Investment Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust	63 (141)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor from May 2015 to December 2015; AML Surveillance Officer of the Distributor from January 2012 to May 2015

56 (134)

1 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

MCSP	N/A

SCSIP	Warren E. Carlson, H. Lara Dalisay, David France, Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith and Josephine Tong

TGP	Matthew Griffin

BNYMSUSEP	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Richard A. Brown	7	$13.7B	103	$97.8B	57	$89.6B
Thomas Durante	7	$13.7B	103	$97.8B	57	$89.6B
Peter D. Goslin	8	$2.4B	3	$369M	19	$1.5B
Adam Logan	3	$733M	3	$369M	19	$1.5B
Jeff Munroe	4	$1.7B	5	$3B	14	$4.8B
Robert Stewart	3	$624M	2	$166M	31	$1.4B
Erik A. Swords	4	$3.9B	1	$11M	None	N/A
Yuko Takano	3	$624M	3	$327M	1	$3.2M
Karen Q. Wong	8	$13.7B	103	$97.8B	57	$89.6B
Chris Yao	12	$5.2B	None	N/A	None	N/A
Syed A. Zamil	8	$2.4B	3	$369M	19	$1.5B

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Richard A. Brown	None	N/A	N/A
Thomas Durante	None	N/A	N/A
Peter D. Goslin	Other Accounts	5	$676M
Adam Logan	Other Accounts	5	$676M
Jeff Munroe	None	N/A	N/A
Robert Stewart	Other Accounts	1	$46.6M
Erik A. Swords	None	N/A	N/A
Yuko Takano	None	N/A	N/A
Karen Q. Wong	None	N/A	N/A
Chris Yao	None	N/A	N/A
Syed A. Zamil	Other Accounts	5	$676M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Richard A. Brown	SCSIP	None
Thomas Durante	SCSIP	None
Peter D. Goslin	MCSP	None
Adam Logan	MCSP	None
Jeff Munroe	BNYMSUSEP	None
Robert Stewart	BNYMSUSEP	None
Erik Swords	TGP	None
Yuko Takano	BNYMSUSEP	None
Karen Q. Wong	SCSIP	None
Chris Yao	MCSP	None
Syed A. Zamil	MCSP	None

MANAGER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES

Manager's and Sub-Advisers' Compensation

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2019 Fiscal Year			2018 Fiscal Year			2017 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

MCSP	$1,127,256	$0	$1,127,256	$1,215,760	$0	$1,215,760	$1,388,334	$0	$1,388,334
SCSIP	$1,956,011	$44,550	$1,911,461	$2,080,394	$50,408	$2,029,986	$1,876,630	$155,355	$1,721,275
TGP	$4,382,080	$0	$4,382,080	$4,247,442	$0	$4,247,442	$3,080,520	$0	$3,080,520
BNYMSUSEP	$1,383,674	$0	$1,383,674	$1,375,803	$84,659	$1,291,144	$1,544,822	$65,850	$1,478,972

The contractual fee rates paid by the Manager to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

BNYMSUSEP	Newton	0.03%	0.03%

For a fund's last fiscal year, the fees payable by the Manager (for BNYMSUSEP, payable by the fund) to a fund's Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2019 Fiscal Year			2018 Fiscal Year			2017 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMSUSEP	$60,406	$0	$60,406	$583,303	$84,659	$498,644	$741,515	$165,850	$675,665

Compliance Services

The funds' compliance program is developed, implemented and maintained by the funds' CCO and his staff. The funds bear a portion of the CCO's compensation (which is approved by the boards), as well as the compensation of the CCO's staff and the expenses of the CCO and his staff (including administrative expenses). The CCO's staff works exclusively on the compliance program and related matters for the funds and other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust, and compensation and expenses of the CCO and his staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers). Such compensation and expenses for the funds' last fiscal years were as follows:

Fund	CCO and Staff Compensation and Expenses*

MCSP	$11,793
SCSIP*	$11,793
TGP	$11,793
BNYMSUSEP	$11,793

* For unitary fee funds, such compensation and expenses are borne by the Manager.

SECURITIES LENDING ACTIVITIES
(non-money market funds only)

The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to BNYM Investment Adviser for cash collateral management and fees paid to BNY Mellon as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year were as follows:

SECURITIES LENDING ACTIVITIES

The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to BNYM Investment Adviser for cash collateral management and fees paid to BNY Mellon as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year were as follows:

Fund	MCSP	SCSIP	TGP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$31,865	$397,372	$180,185
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,609	$62,102	$17,086
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0

Fund	MCSP	SCSIP	TGP
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$4,274	$19,350	$74,751
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$8,883	$81,452	$91,837
Net income from securities lending activities	$22,983	$315,920	$88,347

BNYMSUSEP does not engage in any securities lending activity.

The services provided by BNY Mellon as securities lending agent are as follows: selection of securities to be loaned; utilization of borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; reporting dividend activity; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions including for proxies that the funds seek to vote; and arranging for return of loaned securities to the fund at loan termination.

DISTRIBUTOR'S COMPENSATION

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II and Part III of this SAI under "Shareholder Services Plan" and "Distribution Plans", respectively, for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

MCSP	Distribution Plan	Service Shares	$182,521	N/A	N/A	$182,521

SCSIP	Distribution Plan	Service Shares	$1,397,151	N/A	N/A	$1,397,151

TGP	Distribution Plan	Service Shares	$1,121,651	N/A	N/A	$1,121,651

BNYMSUSEP	Distribution Plan	Service Shares	$27,876	N/A	N/A	$27,876

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

	Shareholder Services Plan	Initial Shares	$5,597	N/A	N/A	$5,597

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year :

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

MCSP	N/A	N/A

SCSIP	N/A	N/A

TGP	N/A	N/A

BNYMSUSEP	Goldman Sachs & Co. LLC	$7,363,205
	Citigroup Global Markets Inc.	$7,435,922

COMMISSIONS

The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years, none of which were paid to Affiliated Brokers* were as follows:

Fund	2019 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year
	Commissions	Commissions	Commissions

MCSP	$89,214	$72,462	$99,088
SCSIP	$14,790	$11,904	$256,166
TGP	$254,327	$167,697	$115,326
BNYMSUSEP	$43,456	$86,214	$125,235

*Although no commissions were paid to Affiliated Brokers directly, unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY Mellon. The funds paid no fees directly to affiliated clearing brokers.

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

MCSP	N/A*

SCSIP	N/A
TGP	N/A

BNYMSUSEP	N/A

* N/A = Not applicable.

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

MCSP	$256,493,745	$89,214
SCSIP	N/A	N/A
TGP	$369,038,244	$170,579
BNYMSUSEP	N/A	N/A

PORTFOLIO TURNOVER VARIATION

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

MCSP	N/A
SCSIP	N/A
TGP	N/A

BNYMSUSEP	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class. Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding as of the date indicated below.

Date	Fund	Class	Name & Address	Percent Owned

April 1, 2020	MCSP	Initial	Zurich American Life Insurance Company 1299 Zurich Way 3 West-3.1.105 Schaumburg, IL 60196	33.0349%

			Transamerica Life Insurance Separate Account 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	15.8121%

			Symetra Life Insurance Company Attn: RS Accounting P.O. Box 305156 Nashville, TN 37230-5156	14.3945%

			Pruco Life Insurance Company of Arizona 213 Washington Street, Floor 7 Newark, NJ 07102-2917	7.6167%

			Transamerica Life Insurance Company 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	6.0583%

			American General Life Insurance Company Carlotta Matthews 5-36 2727A Allen Parkway Houston, TX 77019-2116	5.4515%

			Delaware Life Insurance Company Attn: Revenue Sharing 1601 Trapelo Road, Suite 30 Waltham, MA 02451	5.3569%

		Service	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	57.9175%

			Pruco Life Insurance Company of Arizona 213 Washington Street, Floor 7 Newark, NJ 07102-2917	12.7582%

Date	Fund	Class	Name & Address	Percent Owned

			First Security Benefit Life Insurance Company FBO FSBL Unbundled 1 SW Security Benefit Place Topeka, KS 66636-1000	6.5463%

			Ameritas Life Insurance Corporation Americas Variable Separate Account Attn: Variable Trades 5900 O Street Lincoln, NE 68510-2234	6.3355%

			Transamerica Life Insurance Company Separate Account VA-2L 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	6.1885%%

			Zurich American Life Insurance Company Product Valuation One Security Benefit Place Topeka, KS 66636-1000	5.2146%

April 1, 2020	SCSIP	Service	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	56.1800%

			Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715-0001	29.0585%

			Jefferson National Life Insurance Company Attn: Separate Accounts 10350 Ormsby Park Place Suite 600 Louisville, KY 40223-6178	6.6364%

April 1, 2020	TGP	Initial	New York Life Insurance and Annuity Corporation Attn: Ashesh Upadhyay 30 Hudson Street Jersey City, NJ 07302-4600	61.3837%

			Annuity Investors Life Insurance Company Attn: Variable Annuity Department P.O. Box 5423 Cincinnati, OH 45201-5423	13.3927%

			Transamerica Life Insurance Company Separate Account VA-2L 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	12.4977%

Date	Fund	Class	Name & Address	Percent Owned

			Symetra Life Insurance Company Attn: RS Accounting P.O. Box 305156 Nashville, TN 37230-5156	5.6846%

		Service	New York Life Insurance and Annuity Corporation Attn: Ashesh Upadhyay 30 Hudson Street Jersey City, NJ 07302-4600	90.0820%

April 1, 2020	BNYMSUSEP	Initial	Nationwide Life Insurance Corporation C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	48.1265%

			American Fidelity Assurance Company Separate Account "C" 9000 Cameron Parkway Oklahoma City, OK 73114-3701	20.0722%

			CMFG Group Variable Annuity Account Product Valuation 5801 Southwest Sixth Avenue Topeka, KS 66636-0001	5.7292%

		Service	Modern Woodmen Product Valuation 5801 Southwest Sixth Ave Topeka, KS 66636-1001	24.9770%

			Farmer New World Life Insurance Company Variable Universal Life Attn: Separate Accounts Department 3003 77th Avenue Southeast Mercer Island, WA 98040-2890	19.2190%

			Pruco Life Insurance Company of Arizona 213 Washington Street, Floor 7 Newark, NJ 07102-2917	16.8177%

			Annuity Investors Life Insurance Company Attn: Variable Annuity Department PO Box 5423 Cincinnati, OH 45201-5423	15.8037%

			Farm Bureau Life Insurance Company 5400 University Avenue West Des Moines, IA 50266-5950	8.1756%

Date	Fund	Class	Name & Address	Percent Owned

			Travelers Insurance Company Attn: Shareholder Accounting 6MS P.O. Box 99027 Hartford, CT 06199-0027	6.3380%

PART II

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)

MidCap Stock Portfolio	✓	✓	✓	✓
Small Cap Stock Index Portfolio	✓	✓	✓
Technology Growth Portfolio	✓	✓	✓	✓

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	✓	✓	✓

1 For each of MidCap Stock Portfolio and Technology Growth Portfolio (1) includes common and preferred stock, convertible securities and warrants and (2) each fund is limited to investing 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by a fund that are sold in units with, or attached to, other securities.

For BNY Mellon Sustainable U.S. Equity Portfolio, Inc., includes common and preferred stock and warrants; the fund may not purchase warrants in excess of 2% of its net assets.

For Small Cap Stock Index Portfolio, includes common and preferred stock only.

2 For MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio, see "Money Market Instruments" below.

Fund	Variable and Floating Rate Securities[3]	Loans	Mortgage-Related Securities	Asset-Backed Securities

MidCap Stock Portfolio	✓
Small Cap Stock Index Portfolio	✓
Technology Growth Portfolio	✓

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

3 Each fund except BNY Mellon Sustainable U.S. Equity Portfolio, Inc. may invest in variable amount master demand notes as part of its investment in money market instruments.

Fund	Municipal Securities	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets	Depositary Receipts

MidCap Stock Portfolio		✓	✓	✓	✓	✓
Small Cap Stock Index Portfolio		✓	✓
Technology Growth Portfolio			✓	✓ (up to 25% of assets)	✓	✓

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.		✓	✓	✓ (up to 20% of net assets)	✓ (up to 10% of net assets)	✓

4 Includes short-term U.S. Government securities, bank obligations, repurchase agreements and, except for BNY Mellon Sustainable U.S. Equity Portfolio, Inc., commercial paper. Generally, (1) except for BNY Mellon Sustainable U.S. Equity Portfolio, Inc., when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. The commercial paper purchased by a fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least P-1 by Moody's, A-1 by S&P or F-1 by Fitch, or (b) issued by companies having an outstanding unsecured debt issue currently rated at least A by Moody's, S&P or Fitch, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

 For BNY Mellon Sustainable U.S. Equity Portfolio, Inc., during a period when it becomes desirable to move the fund toward a defensive position because of adverse trends in the financial markets or the economy, the fund may invest some or all of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate bonds, high grade commercial paper, repurchase agreements, time deposits, bank certificates of deposit, bankers' acceptances and other short-term bank obligations issued in this country as well as those issued in dollar denominations by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks.

Fund	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[5]	Options Transactions[6]

MidCap Stock Portfolio	✓	✓		✓	✓

Fund	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[5]	Options Transactions[6]
Small Cap Stock Index Portfolio	✓	✓		✓
Technology Growth Portfolio	✓	✓		✓	✓

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	✓	✓	✓	✓	✓

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	MLPs

MidCap Stock Portfolio	✓			✓
Small Cap Stock Index Portfolio				✓
Technology Growth Portfolio	✓			✓

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

5 MidCap Stock Portfolio and Small Cap Stock Index Portfolio may enter into futures contracts in U.S. domestic markets only.

6 Each of MidCap Stock Portfolio and Technology Growth Portfolio (1) is limited to investing up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

 For BNY Mellon Sustainable U.S. Equity Portfolio, Inc., the fund is permitted to use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts. The fund, however, may not engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the fund may write and sell covered call option contracts on securities owned by the fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written, and may purchase call options only to close out open positions.

Fund	Foreign Currency Transactions	Short-Selling	Lending Portfolio Securities	Borrowing Money[7]
MidCap Stock Portfolio	✓		✓	✓
Small Cap Stock Index Portfolio			✓	✓
Technology Growth Portfolio	✓	✓[8]	✓	✓
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	✓			✓

Fund	Borrowing Money for Leverage[7]	Reverse Repurchase Agreements	Forward Commitments	Illiquid Securities

MidCap Stock Portfolio	✓	✓	✓	✓
Small Cap Stock Index Portfolio		✓		✓
Technology Growth Portfolio	✓	✓	✓	✓

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.			✓	✓

7 Small Cap Stock Index Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes. Each fund except BNY Mellon Sustainable U.S. Equity Portfolio, Inc. may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

8 The fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, and at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

Small Cap Stock Index Portfolio. The fund is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of its Index. The fund will attempt to achieve a correlation between its performance and that of the fund's Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index. The fund's ability to correlate its performance with that of its Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the fund's Index is calculated, the size of the fund's portfolio, the amount of cash or cash equivalents held in the fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. The fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the fund's Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the fund's shareholders, the fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities the fund seeks to match. The fund is not sponsored, endorsed, sold or promoted by the sponsor of its Index.

The fund may not hold all of the issues that comprise its Index because of the costs involved and the illiquidity of certain securities which comprise such Index. Instead, the fund will attempt to hold a representative sample of the securities in its Index so that, in the aggregate, the investment characteristics of the fund's portfolio resemble those of its Index. The stocks to be included in the fund's portfolio will be selected using a statistical process known as "sampling." The process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, and beta closely approximate those of the Index. The sampling techniques utilized by the fund are expected to be an effective means of substantially duplicating the investment performance of the Index; however, the fund is not expected to track its Index with the same degree of accuracy that complete replication of the Index would have provided. Over time, the fund's portfolio composition will be altered (or "rebalanced") to reflect changes in the composition of the Index.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not:

1. Borrowing

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Borrow money, except to the extent permitted under the 1940 Act.

2. Commodities

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. The fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the fund from investing, consistent with Nonfundamental Policy No. 3 below, in securities of companies engaged in oil, gas or mineral investments or activities. This limitation shall not prevent the fund from investing in securities issued by a REIT, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.

3. Issuer Diversification

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the voting securities of such issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

4. Industry Concentration

MidCap Stock Portfolio and Technology Growth Portfolio. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy with respect to Technology Growth Portfolio, the technology sector in general is not considered an industry.

Small Cap Stock Index Portfolio. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry (except to the extent the Index is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry.

5. Loans

MidCap Stock Portfolio and Technology Growth Portfolio. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Small Cap Stock Index Portfolio. Lend any securities or make any other loans if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin and Short Sales

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Sell any security short.

7. Real Estate

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

8. Senior Securities

MidCap Stock Portfolio and Technology Growth Portfolio. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy Nos. 2 and 5 may be deemed to give rise to a senior security.

Small Cap Stock Index Portfolio. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

9. Underwriting

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Act as an underwriter of securities of other issuers.

10. Investing for Control

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Puts and Calls

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the fund may write and sell covered call option contracts on securities owned by the fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written. The fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written. In connection with the writing of covered call options, the fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

12. Companies with Limited Operations

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its net assets.

13. Limit Where Affiliated Persons Involved

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Purchase or retain the securities of any issuer if officers or board members of the fund or of the Manager, who own beneficially more than 0.5% of the securities of such issuer, together own beneficially more than 5% of the securities of such issuer.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Purchase from or sell to any of its officers or board members, or firms of which any of them are members, any securities (other than capital stock of the fund), but such persons or firms may act as brokers for the fund for customary commissions.

14. Warrants

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Purchase warrants in excess of 2% of its net assets. Such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall be deemed to be without value, for purposes of this Fundamental Policy only.

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

Fundamental Policies regarding borrowing are not limited to time of investment and must be maintained on an ongoing basis.

The funds' Fundamental Policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (1) expressly permitted by the 1940 Act or (2) not expressly prohibited by the 1940 Act.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns as a shareholder in accordance with its views.

2. Pledging Assets

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

3. Illiquid Investments

All funds. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of the value of its net assets would be so invested.

4. Securities of Other Investment Companies

MidCap Stock Portfolio, Technology Growth Portfolio and BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

5. Puts/Calls

MidCap Stock Portfolio and Technology Growth Portfolio. Purchase, sell or write puts, calls or combinations thereof, except as described in the prospectus and this SAI.

6. Margin

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

In addition, each fund has adopted the following policies as Nonfundamental Policies: each fund intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, and (ii) to comply in all material respects with insurance laws and regulations that the fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies. BNY Mellon Sustainable U.S. Equity Portfolio, Inc. has adopted a Nonfundamental Policy prohibiting the fund from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, as of May 1, 2017.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names

Investment Objective(s) and Diversification Classification. Each fund's investment objective(s) is disclosed in its prospectus. A fund's investment objective(s) may be either a Fundamental Policy (may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act)) or a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act. A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).

The following chart indicates, for each fund, whether its investment objective(s) is a Fundamental Policy or Nonfundamental Policy and whether the fund is diversified or non-diversified.

Fund	Investment Objective(s) a Fundamental or Nonfundamental Policy	Classification as Diversified or Non-Diversified

MidCap Stock Portfolio	Nonfundamental	Diversified
Small Cap Stock Index Portfolio	Nonfundamental	Diversified
Technology Growth Portfolio	Nonfundamental	Diversified

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	Nonfundamental	Diversified

Names. Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or other instruments with similar economic characteristics). Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.

Fund	80% Test	Fundamental Policy?

MidCap Stock Portfolio	Stocks of mid-cap companies	No

Fund	80% Test	Fundamental Policy?
Small Cap Stock Index Portfolio	A representative sample of stocks included in the S&P SmallCap 600 Index and in futures whose performance is tied to the index	No
Technology Growth Portfolio	Stocks of growth companies of any size that the Adviser believes to be leading producers or beneficiaries of technological innovation	No

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues

No

SHAREHOLDER SERVICES PLAN

(BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Initial shares only)

The fund has adopted a Shareholder Services Plan for its Initial shares pursuant to which the fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

A quarterly report of the amounts expended under the fund's Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the board and by the board members who are Independent Board Members and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable at any time by vote of a majority of the board members who are Independent Board Members and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company and is "diversified" under the 1940 Act. References in this SAI to a "fund" generally refer to the series of BNY Mellon Investment Portfolios and to BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

MidCap Stock Portfolio, Small Cap Stock Index Portfolio and Technology Growth Portfolio are series of BNY Mellon Investment Portfolios, and investments are made through, and shareholders invest in, the funds. BNY Mellon Investment Portfolios was organized as a Massachusetts business trust on May 14, 1993. As a result of legal requirements relating to the formation of Massachusetts business trusts, there was a period of time between the dates of organization and commencement of operations for the fund, during which time no business or other activities were conducted.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. was organized as a Maryland corporation on July 20, 1992 and commenced operations on October 7, 1993. Effective May 1, 2017, the fund changed its investment strategy to focus on sustainable and ESG investing, BNYM Investment Adviser engaged Newton as a sub-adviser to the fund, and the fund adopted a "manager of managers" arrangement for the fund whereby BNYM Investment Adviser, under certain circumstances, will be able to hire and replace one or more sub-advisers who are either unaffiliated with BNYM Investment Adviser or are wholly-owned subsidiaries (as defined in the 1940 Act) of BNYM Investment Adviser's ultimate parent company, BNY Mellon, without obtaining shareholder approval.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Expense Arrangements

Small Cap Stock Index Portfolio. All expenses incurred in the operation of Small Cap Stock Index Portfolio are borne by the Adviser, except management fees, Distribution Plan fees, taxes, interest, brokerage fees and commissions, if any, extraordinary expenses, and the fund's allocated portion of the fees and expenses of the Independent Board Members and the fees and expenses of independent counsel to BNY Mellon Investment Portfolios and to the Independent Board Members.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. The Manager has agreed that if, in any fiscal year, the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the fees to be paid to the Manager, or the Manager will bear, the excess expense. Such deduction or payment, if any, will be estimated daily, reconciled and effected or paid, as the case may be, on a monthly basis and will be limited to the amount of fees otherwise payable to the Manager under the fund's Management Agreement.

Index Licensing Disclosures (Small Cap Stock Index Portfolio only)

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to BNY Mellon Investment Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to BNY Mellon Investment Portfolios or the fund. S&P has no obligation to take the needs of BNY Mellon Investment Portfolios or the owners of the fund into consideration in determining, composing or calculating the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Small Cap Stock Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, serves as counsel to the funds and to the Independent Board Members.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

PART III

HOW TO BUY SHARES

Initial shares and Service shares are identical, except as to the expenses borne by each class, which may affect performance. See "12b-1 Plans (Service Shares Only)." Shares currently are offered only to separate accounts of Participating Insurance Companies. Individuals may not place purchase orders directly with a fund. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of fund shares and with respect to the availability for investment in specific funds and specific classes of the funds. The funds do not issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.

As discussed under "Management Arrangements – Distributor," Participating Insurance Companies and other financial intermediaries may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Participating Insurance Company to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Participating Insurance Company for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Purchase orders from separate accounts based on the amount of premium payments to be invested pursuant to the Policies and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable fund determined on such business day if the orders are received by the Transfer Agent or other authorized entity in proper form and in accordance with applicable requirements on the next business day and Federal Funds in the net amount of such orders are received by the fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. Policy owners should refer to the prospectus for their contracts or Policies in this regard.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.

HOW TO REDEEM SHARES

Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with a fund. Redemption requests from separate accounts and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable fund determined on such business day if the requests are received by the Transfer Agent or another authorized entity in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. Policy owners should refer to the prospectus for their contracts or Policies in this regard. No charges are imposed by the funds when shares are redeemed.

The funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.

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Should any conflict between Policy owners arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such Policy owners.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund reserves the right to make an In-Kind Redemption. Each fund has adopted policies and procedures regarding how and when it will make In-Kind Redemptions. Generally, an In-Kind Redemption may be made under the following circumstances: (1) (i) BNYM Investment Adviser determines that an In-Kind Redemption is more advantageous to a fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, or the redeeming shareholder has requested an In-Kind Redemption, (ii) BNYM Investment Adviser determines that an In-Kind Redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) BNYM Investment Adviser determines that an In-Kind Redemption is in the best interests of the fund; (2) to manage "liquidity risk" (as defined in Rule 22e-4(a)(11) under the 1940 Act); (3) in stressed market conditions; or (4) subject to the approval of the fund's board, including a majority of the Independent Board Members, in other circumstances identified by BNYM Investment Adviser. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

Fund Liquidation (Government Money Market Portfolio only)

The fund also may permanently suspend redemptions and liquidate the fund if, among other reasons, the fund, at the end of a business day, (i) has less than 10% of its total assets invested in Weekly Liquid Assets, or the fund's price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from $1.00, or the board, including the Independent Board Members, determines that such a deviation is likely to occur, and (ii) the fund's board, including the Independent Board Members, irrevocably has approved the liquidation of the fund. In the event that the board approves liquidation of the fund, the sale of fund shares will be discontinued, and the redemption of shares will be suspended following notice to the SEC and upon the filing of a supplement to the fund's prospectus(es), summary prospectus(es) and SAI advising of the liquidation. BNYM Investment Adviser will then commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board. More information about the timing and other details of a fund's liquidation would be made available to fund shareholders following board approval.

EXCHANGE PRIVILEGE

Investors can exchange shares of a class for shares of the same class of any other fund managed by the Manager that is offered only to separate accounts established by Participating Insurance Companies to fund Policies, subject to the terms and conditions set forth in the prospectus for the investors' contracts or Policies. The funds reserve the right to modify or discontinue the exchange privilege at any time upon 60 days' notice to the Participating Insurance Companies.

RULE 12b-1 PLANS
(Service shares only)

Rule 12b-1 under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to a 12b-1 Plan adopted

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with respect to Service shares, each fund pays the Distributor at an annual rate of 0.25% of the value of the average daily net assets of the fund's Service shares for distributing Service shares, for advertising and marketing related to Service shares and for servicing and/or maintaining accounts of Service class shareholders. Under the 12b-1 Plan, the Distributor may make payments to Participating Insurance Companies and the principal underwriters for their variable insurance products. The fees payable under the 12b-1 Plan are payable without regard to actual expenses incurred. The board believes that there is a reasonable likelihood that each 12b-1 Plan will benefit the relevant fund and the holders of the fund's Service shares.

A written quarterly report of the amounts expended under a fund's 12b-1 Plan, and the purposes for which such expenditures were incurred, must be made to the board for its review. Each 12b-1 Plan provides that it may not be amended to increase materially the costs that holders of Service shares may bear pursuant to the 12b-1 Plan without the approval of the holders of Service shares; other material amendments of the 12b-1 Plan must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each 12b-1 Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. As to each fund, the 12b-1 Plan is terminable at any time by vote of a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan or by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The funds are intended to be funding vehicles for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments and certain investment techniques. If applied to a fund, the fund may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is each fund's intention to operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the fund is offered.

All Funds

Recent Market and Economic Developments

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named "SARS-CoV-2" (sometimes referred to as the "coronavirus") and the resulting disease, which is referred to as "COVID-19," has been declared a pandemic by the World Health Organization and has resulted in border closings, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty.

The United States and global debt and equity capital markets have been negatively impacted by significant uncertainty related to the pandemic spread of COVID-19. This uncertainty and related concerns that financial institutions as well as the global financial system are experiencing severe economic distress have materially and adversely impacted the broader financial and credit markets and the debt and equity capital for the market as a whole. These events contributed to severe market volatility which may adversely impact the funds' net asset values and result in heightened volatility in the performance of the funds' portfolio investments.

Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which certain funds invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil producing countries.

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The current market conditions, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the funds. The Manager does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in a fund's portfolio. Federal Reserve policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a fund's performance or impair a fund's ability to achieve its investment objective. The Manager intends to monitor developments and seek to manage the funds in a manner consistent with achieving each fund's investment objective, but there can be no assurance that it will be successful in doing so.

Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Manager, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

All Funds other than the Government Money Market Portfolio

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

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An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

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Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. For purposes of a fund's compliance with its 80% Test, as applicable (as defined and described in "Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names" in Part II of this SAI), a convertible security is considered "equity" only if the convertible security is "in the money" at the time of investment.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

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IPOs. An IPO is a company's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Companies offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash

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flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. See also "Inflation-Indexed Securities" below.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely

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affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

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The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no

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cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in

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variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans. Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease. To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower"). Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement"). In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement. In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on

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the loan. Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower. The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower. Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser. No active trading market may exist for some loans, which may make it difficult to value them. Loans may not be considered securities, and purchasers, such as a fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information. Because of the financial services and asset management activities of the Adviser and its affiliates, the Adviser may not have access to material non-public information regarding a Borrower to which other lenders have access which could put a fund at a disadvantage compared to such other investors. Some loans may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value. In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA''). For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) and through (including) the actual settlement date. Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on the settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.

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A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan. A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation. In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured. Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly leveraged transactions. If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions. Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted. Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments. Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank. Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

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A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may

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entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less

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GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, no payments will be made due to net losses incurred by each entity. FNMA and FHLMC paid approximately $278.8 billion in aggregate cash dividends to Treasury over the same period (although these payments do not constitute a repayment of their draws). Each entity's projected fourth quarter payment was ultimately decreased due to an agreement entered into with Treasury that modified the dividend provisions of the senior preferred stock. In its 2016 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017. However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011,

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Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected "continued significant uncertainty" regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

In 2019, FHFA began mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS". Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

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Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the

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mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the funds' investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England.

In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 3-1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.

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Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state. Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate. As a result, many Rating Agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

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While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to the federal alternative minimum tax. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. Other prominent municipal bankruptcies have followed. In July 2013, Detroit, Michigan filed for bankruptcy. With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to

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demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the boards have directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the boards have directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

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An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective(s). A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Government Money Market Portfolio."

Repurchase Agreements. See "Repurchase Agreements" below under "Government Money Market Portfolio."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may

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be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some

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foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). On March 29, 2017, the United Kingdom triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state. Accordingly, it was initially anticipated that the United Kingdom would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following this date, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force. The EU-UK Withdrawal Agreement means that EU law still has effect in the UK during a transitional period which is expected to last until December 31, 2020 (unless an extension is agreed between the UK and the EU).

The terms of the UK's exit from the EU are not clear and the shape of the regulatory landscape is not yet defined. As a result, the resulting impact of the UK's withdrawal is uncertain as of the date of this SAI. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

The withdrawal process and the uncertainty concerning the UK's legal and economic relationship with the EU (as well as political divisions within the UK that have been highlighted by the Brexit referendum) could cause a period of instability and market volatility, and may adversely impact business in the UK and/or the EU, including with respect to opportunity, pricing, regulation and the tax treatment of any UK investments. It is not possible to ascertain the precise impact these events may have on a fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the fund and its investments.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and

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economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Certain Asian Emerging Market Countries. Many Asian economies are characterized by over-extension of credit,

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frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investments in Chinese securities, including certain Hong Kong-listed securities, subject a fund to risks specific to China. Investments in certain Hong Kong-listed securities may also subject a fund to exposure to Chinese companies. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a fund's investments.

Investing in Russia and other Eastern European Countries.  Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade.  However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats.  Investments in these countries are particularly subject to political, economic, legal, market and currency risks.  The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities.  A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers.  Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision.  This may result in significant delays or

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problems in registering the transfer of shares.  It is possible that a fund's ownership rights could be lost through fraud or negligence.  While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth.  Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund. Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions, to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. Exemptions in the 1940 Act or the rules thereunder or exemptive orders granted by the SEC may allow a fund to invest in another investment company in excess of (1), (2) and/or (3).

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As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by BNYM Investment Adviser. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the performance of the component securities or commodities of a benchmark index. ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). The price of an ETF's shares can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities or commodities owned by the ETF go down. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to a fund's investments in ETFs, the fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs, and on which the fund may rely, that permit the fund to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Manager to vote the fund's ETF shares in proportion to votes cast by other ETF stockholders and may subject the fund to other requirements in connection with investments in these ETFs.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had

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invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

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Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Each fund is operated by the Manager in reliance on an exclusion, granted to operators of registered investment companies such as the funds, from registration as a "commodity pool operator" with respect to the fund under the CEA and, therefore is not subject to registration or regulation with respect to those funds under the CEA. Although the Manager has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, the Manager relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds for which it relies on the Regulation 4.5 exclusion from the definition of "commodity pool operator." The funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Manager continues to claim the exclusion from the definition of CPO with respect to such funds.

In order for the Manager to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Manager may have limited or no information as to the commodity interests in which an

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underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Manager would withdraw its exclusion from the definition of CPO with respect to the fund and the Manager would become subject to regulation as a CPO, and would need to comply with CFTC rules with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In

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addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

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Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

• Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

• Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYM Investment Adviser's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions,

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including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate

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decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If a fund enters into a credit default swap agreement as a seller of credit protection, it will segregate liquid assets equal to the full notional value of the swap.

• Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

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Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than

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the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale

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if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by BNYM Investment Adviser, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases,

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interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire

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to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Government Money Market Portfolio

The Government Money Market Portfolio attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the fund since the fund usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by the fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Decreases in the value of the fund's portfolio securities may affect the fund's ability to maintain a stable NAV.

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The amount of income from portfolio securities also could affect the Government Money Market Portfolio's ability to pay periodic dividends and distributions to shareholders and/or its NAV. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the NAV of fund shares to fall. In such cases, a fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Government Money Market Portfolio to maintain a stable NAV.

Ratings of Securities

If, subsequent to its purchase by the fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Manager's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor the fund's share price is guaranteed.

Repurchase Agreements

A repurchase agreement is a contract under which the fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third-party repurchase transactions, the fund will engage only eligible sub-custodians that meet the requirements set forth in

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Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or collateralized by securities other than U.S. Government securities ("credit and/or equity collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than the Government Money Market Portfolio" for a discussion of certain risks of collateral rated below investment grade. The fund may jointly enter into one or more repurchase agreements with other funds within the BNY Mellon Family of Funds in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. The fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and

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governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent the fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. The fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than the Government Money Market Portfolio").

Participation Interests

A participation interest purchased from a financial institution gives the fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Loans—Participation Interests and Assignments" above under "All Funds other than the Government Money Market Portfolio."

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Asset-Backed Securities

The fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than the Government Money Market Portfolio."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

The fund's investments in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" above under "All Funds other than the Government Money Market Portfolio."

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than the Government Money Market Portfolio."

Borrowing Money

The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of the fund's total assets the fund will not make any additional investments.

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Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than the Government Money Market Portfolio."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than the Government Money Market Portfolio."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, the fund may lend money to, and/or borrow money from, certain other funds advised by BNYM Investment Adviser or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. The fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. The fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The fund has no intention currently or for the foreseeable future to lend portfolio securities. To the extent the fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than the Government Money Market Portfolio"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the financial obligation and the promise S&P imputes; and protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

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An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

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A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D There has been a failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligation Ratings and Definitions. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

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Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative and of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents

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Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes a generic historical average recovery. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

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Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "CCC" to "C" rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to ratings in the categories below "CCC."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means

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up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

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Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

ADDITIONAL INFORMATION ABOUT THE BOARDS

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily BNYM Investment Adviser and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of BNYM Investment Adviser and its affiliates, service providers, including BNYM Investment Adviser's Director of Investment Oversight (or a senior representative of his office), the funds' and BNYM Investment Adviser's CCO and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is

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available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of BNYM Investment Adviser and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, BNYM Investment Adviser and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as may be noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with BNYM Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that BNYM Investment Adviser and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of BNYM Investment Adviser and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating, compensation, litigation and pricing committees.

The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.

The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the BNY Mellon Family of Funds, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, New York, New York 10286, which include information regarding the recommended nominee as specified in the nominating committee charter.

The function of the compensation committees is to establish appropriate compensation for serving on the boards.

The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate.

The boards also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

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MANAGEMENT ARRANGEMENTS

The Manager

BNYM Investment Adviser is a wholly-owned subsidiary of BNY Mellon and the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, BNYM Investment Adviser generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," BNYM Investment Adviser may pay the Distributor or financial intermediaries for shareholder or other services from BNYM Investment Adviser own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Participating Insurance Companies. BNYM Investment Adviser also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with a Sub-Adviser, the Manager or the fund has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser provides day-to-day investment management of a fund's portfolio, and certain related services.

The following is a list of persons who are deemed to control each Sub-Adviser based on the Sub-Adviser's reporting of the level of such persons' ownership of stock or other interests of the Sub-Adviser. Listed companies or other entities are in the asset management or other financial services business, or are holding or other non-operating companies or entities within a group of such companies and/or entities. For Newton, which is a subsidiary of BNY Mellon, see "The Manager" above for ownership information.

Sarofim & Co.: Fayez S. Sarofim and The Sarofim Group, Inc.

Index Manager

Mellon, a wholly-owned subsidiary of BNY Mellon, provides investment advisory assistance and day-to-day management of the BNY Mellon Stock Index Fund, Inc.'s investments pursuant to an Index Management Agreement between Mellon and the Manager.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than the Government Money Market Portfolio, an Affiliated Entity or the Sub-Adviser, as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

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BNY Mellon Wealth Management. The portfolio managers' compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon-affiliated firms.

The annual incentive compensation plan is comprised of three components: (1) portfolio performance, (2) individual qualitative performance and (3) the overall performance of BNY Mellon Wealth Management. Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. Individual qualitative performance measures contributions the participant makes to the Equity Management group, account manager/client communications and BNY Mellon Wealth Management. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Mellon Wealth Management. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards, and the remaining 20% is held in reserve until the end of the performance period (three years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of BNY Mellon Wealth Management are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

BNYM Investment Adviser. Compensation of portfolio managers in the Dreyfus Cash Investment Strategies ("CIS") division of BNYM Investment Adviser is comprised primarily of a market-based salary and an incentive compensation plan. All investment professionals are eligible to receive incentive awards, which are distributed in the month of February after the end of each calendar year. Incentive awards granted can be a combination of cash and BNY Mellon equity, which may be deferred or vest over a period of years. Individual awards for portfolio managers are discretionary, based on both individual and product risk-adjusted performance relative to peer comparisons over one-, three- and five-year periods. Team participation and general contributions to CIS also are considered in determining individual awards. In addition, individual objectives and goals are established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Mellon. The firm's rewards program is designed to be market-competitive and align the firm's compensation with the goals of the firm's clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm's investment personnel to focus on long-term alpha generation.

The firm's incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass the firm's investment professional rewards program.

• Base salary

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• Annual cash incentive

• Long-Term Incentive Plan

o Deferred cash for investment

o BNY Mellon restricted stock units and/or

o Mellon equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Newton. Newton's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus and/or participation in a long-term incentive plan ("LTIP"). Portfolio managers who receive discretionary incentive awards within Newton may receive a portion of their award under a deferred LTIP arrangement. Awards are made annually to individuals following a robust assessment of their contribution during the year and over three- and five-year periods, taking into account both team and individual risk-adjusted performance. Newton utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis. The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the firm, resulting in an assessment that combines feedback from each individual. Additionally, in seeking to protect against excessive risk-taking and emphasize appropriate conduct/behavior, input from Newton's risk and compliance team on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. Ultimately, Newton's remuneration committee decides upon the terms and conditions of remuneration and incentives for Newton's employees.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

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Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees

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to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust.

BNYM Investment Adviser or the Distributor may provide cash payments out of its own resources to Participating Insurance Companies and other financial intermediaries that sell shares of the funds or provide other services. Such payments are separate from any 12b-1 fees and/or shareholder services fees or other expenses paid by the funds to those Participating Insurance Companies and other financial intermediaries. Because those payments are not made by the Policy owners or the funds, a fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Participating Insurance Companies and other financial intermediaries, including affiliates of Participating Insurance Companies, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Participating Insurance Companies. Cash compensation also may be paid from BNYM Investment Adviser's or the Distributor's own resources to Participating Insurance Companies for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or the Distributor also may provide cash or non-cash compensation to Participating Insurance Companies in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for the Participating Insurance Company to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Participating Insurance Companies or other financial intermediaries, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Participating Insurance Companies or other financial intermediaries. As there may be many different policies, procedures or practices adopted by different Participating Insurance Companies or other financial intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Participating Insurance Company or other financial intermediary and its representatives may vary. Please contact your Participating Insurance Company or other financial intermediary for details about any payments it may receive in connection with the sale of fund shares or the provision of services to the funds.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

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The Custodian, an affiliate of the Manager, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than the Government Money Market Portfolio)

A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its

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NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (Government Money Market Portfolio only)

The valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing these money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the boards, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the boards.

Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each class of a fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to a 12b-1 Plan (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other

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expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE Closings

The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV. Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Government Money Market Portfolio

Dividends accrue beginning on the business day following the date of purchase and through the day a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the following business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

See your fund's prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to a fund, including each fund's qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. No fund has sought and no fund will seek any ruling from the IRS regarding the offering pursuant to its prospectus or this SAI, including, without limitation, such fund's status as a RIC.

This discussion does not purport to be a complete description of all of the tax considerations applicable to a fund. The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.

Since the shareholders of each fund are the Participating Insurance Companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the Participating Insurance Company. Accordingly, no discussion is included as to the federal income tax consequences to such shareholders or to the relevant Policy owners. For information regarding the taxation of Policy owners, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. The discussion below assumes that the shares of each fund will be respected as owned by the insurance company separate accounts. If this is not true, the person or persons determined to own the shares of a fund will be currently taxed on fund distributions and upon any redemption of fund shares, pursuant to generally applicable rules of the Code and Treasury regulations.

Taxation of the Funds

RIC Qualification Requirements. Each fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code, and the remainder of this discussion so assumes. A fund that qualifies as a RIC and that satisfies certain annual distribution requirements, described below, generally will not be subject to U.S. federal income tax on the portion of such fund's investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that it timely distributes

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(or is deemed to distribute) to holders of a fund's shares. A fund that qualifies as a RIC will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to holders of the fund's shares.

A fund that qualifies as a RIC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the fund's ordinary income for each calendar year (not taking into account any capital gains or losses); (2) 98.2% of the fund's capital gain net income for the one year period ending October 31st in that calendar year; and (3) any income recognized, but not distributed, in preceding years. This excise tax, however, does not apply to a fund whose only shareholders are separate accounts of life insurance companies supporting VA contracts and/or VLI policies, and certain other prescribed permissible shareholders. Therefore, none of the funds are expected to be subject to the excise tax.

To qualify as a RIC for U.S. federal income tax purposes, a fund generally must, among other things, meet the following tests:

"90% Income Test"—derive in each taxable year at least 90% of the fund's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income derived with respect to the fund's business of investing in such stock, securities or currencies, or (b) net income derived from the fund's interest in a "qualified publicly traded partnership," or "QPTP" (generally, a publicly traded partnership that is eligible to be treated as a partnership under the Code, other than a publicly traded partnership that derives 90% of its income from the sources described in clause (a) of the 90% Income Test);

"Diversification Test"—diversify the fund's holdings so that at the end of each quarter of the taxable year:

• at least 50% of the value of the fund's assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the fund's assets or more than 10% of the outstanding voting securities of that issuer; and

• no more than 25% of the value of the fund's assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such fund and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs.

"Annual Distribution Test"—distribute with respect to each taxable year at least 90% of the sum of the fund's investment company taxable income (determined without regard to the dividends paid deduction) and net tax exempt interest income, if any, for such year.

In general, for purposes of the 90% Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the 90% Income Test. Although income from a QPTP is qualifying income for purposes of the 90% Income Test, investment in QPTPs cannot exceed 25% of a fund's assets.

A fund's investment in a partnership may qualify as an investment in (1) a QPTP; (2) a "regular" partnership; (3) a "passive foreign investment company" (a "PFIC"); or (4) a corporation for U.S. federal income tax purposes. The treatment of a particular partnership for U.S. federal income tax purposes will affect the extent to which a fund can invest in such partnership. Some amounts received by a fund with respect to certain investments in a partnership will likely be treated as a return of capital because of accelerated depreciation and the availability of deductions available with respect to the activities of such partnership. On the disposition of an investment in a partnership, the fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the fund does not dispose of the partnership, the fund likely will realize taxable income in excess of cash flow with respect to the partnership in a later period), and the fund must take such income into account in determining whether the fund has satisfied its distribution requirements. The fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it

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undesirable for the fund to sell securities or borrow money at such time. For tax years beginning after December 31, 2017, sellers shall generally be required to withhold 10% of the amount realized on the sale or exchange of an interest in a partnership that is engaged in a U.S. trade or business unless (i) the transferor certifies that it is not a nonresident alien individual or a foreign corporation, or (ii) certain other limited circumstances apply. In general, the fund should be able to provide the required certification to avoid withholding, but Treasury has not yet issued or implemented regulations for this provision.

Gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time such fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a fund.

If a fund, otherwise qualifying as a RIC, fails to satisfy the 90% Income Test or the Diversification Test in any taxable year, such fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Test if the fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the fund's income would be subject to corporate level income tax. No fund can provide assurance that it will qualify for any such relief should it fail either the 90% Income Test or the Diversification Test.

If a fund fails to satisfy the Annual Distribution Test or otherwise fails to qualify as a RIC in any taxable year, and is not eligible for relief as described above, the fund will be subject to tax in that year on all of its taxable income, regardless of whether a fund makes any distributions to the fund's shareholders. In that case, all of the fund's income will be subject to corporate level income tax, reducing the amount available to be distributed to the fund's shareholders (or, potentially, Policy owners).

Diversification Requirements of Section 817(h)

Each fund intends to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Section 817(h) imposes certain diversification requirements on the assets of insurance company separate accounts used to fund VA contracts and/or VLI policies. Under a special "look-through" provision, if the separate account is a shareholder of a fund that satisfies the Section 817(h) diversification requirements, the separate account will be treated as owning its pro rata portion of each of the assets of the fund for purposes of determining the account's satisfaction of the Section 817(h) diversification requirements. Accordingly, if a separate account's sole investment is shares of such a fund, and that fund satisfies the diversification requirements of Section 817(h), the separate account will be treated as having satisfied the diversification requirements of Section 817(h).

The diversification requirements of Section 817(h) are in addition to the diversification requirements imposed on a fund by the 1940 Act and Subchapter M of the Code. Under Section 817(h), a separate account (or underlying fund) will be considered adequately diversified if, as of the end of each calendar quarter or within 30 days thereafter, (i) no more than 55% of the total assets of the separate account (or underlying fund) are represented by any one investment, (ii) no more than 70% of the total assets of the separate account (or underlying fund) are represented by any two investments, (iii) no more than 80% of the total assets of the separate account (or underlying fund) are represented by any three investments, and (iv) no more than 90% of the total assets of the separate account (or underlying fund) are represented by any four investments. Section 817(h) provides, as a safe harbor, that a separate account (or underlying fund) will be treated as being adequately diversified if the asset diversification test under Subchapter M of the Code (discussed above at "Taxation of the Funds") is satisfied and no more than 55% of the value of the separate account's (or underlying fund's) total assets are cash and cash items, U.S. government securities, and securities of other RICs.

For purposes of the diversification requirements of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer.

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Failure by a fund to qualify as a RIC or satisfy the requirements of Section 817(h) could cause the VA contracts and the VLI policies to lose their favorable tax status and require a Policy owner to include in income any income accrued under the Policies for the current and all prior taxable years, thereby losing the benefit of tax deferral. Under certain circumstances described in applicable Treasury regulations and guidance, an inadvertent failure to satisfy the applicable diversification requirements of Section 817(h) may be corrected, but such a correction would require a payment to the IRS. Any such failure may also result in adverse tax consequences for the Participating Insurance Company issuing the Policies.

Investments in PFICs. A fund may purchase shares in a PFIC, and as such a fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the fund. Alternatively, a fund may elect to mark to market at the end of each taxable year the fund's shares in such PFIC; in this case, the fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. A fund's ability to make either election will depend on factors beyond its control, and the funds are subject to limitations which may limit the availability or benefit of these elections. Under either election, a fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and generally such income will nevertheless be subject to the Annual Distribution Test, and generally will not be treated as qualifying income for the 90% Income Test.

Other Fund Investments and Activities.

Derivatives. A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Debt Obligations. A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.

Investments in Entities Which Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT

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subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII. Among other potential adverse tax consequences, this can result in the fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income.

Fund Investments in Non-U.S. Securities. Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes.

Investor Tax Matters

The rules regarding the taxation of the separate accounts of Participating Insurance Companies that utilize the funds as investment vehicles for VA contracts and VLI policies are complex. The foregoing is only a summary of certain material United States federal income tax consequences affecting the funds. Participating Insurance Companies and Policy owners should consult their own tax advisors with respect to the particular tax consequences to them of an investment in the funds.

PORTFOLIO TRANSACTIONS

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the Government Money Market Portfolio, are managed by dual employees of BNYM Investment Adviser and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with BNYM Investment Adviser's trading desk (for the Government Money Market Portfolio only), the "Trading Desk"). All portfolio transactions of the Government Money Market Portfolio are placed on behalf of the Government Money Market Portfolio by the Manager.

Trading the Funds' Portfolio Securities

In managing the Government Money Market Portfolio, BNYM Investment Adviser will draw upon CIS. CIS is a division of BNYM Investment Adviser that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

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The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may

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invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers,

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industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

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DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings. It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about the fund's portfolio holdings. Non-public information about a fund's portfolio holdings will not be distributed to persons not employed by the Manager or its affiliates or the fund's Sub-Adviser(s) (or its or their accounting or administrative agent(s)), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy. No fund or affiliate of a fund (as defined in the 1940 Act) may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.

Procedures for Disclosing Fund Portfolio Holdings

Portfolio holdings means the portfolio securities and similar instruments owned by a fund and may include related information about current or recent ("recent" being defined as the time between any public release and the next public release of a fund's portfolio holdings) trading strategies or details of portfolio management's expected or recent purchases and sales of particular securities or types of securities. Portfolio holdings can be identified not only by the specific name of the issue or issuer, but also, without limitation, by total shares or units owned, CUSIP number, ticker symbol, coupon, maturity, and total values (acquisition or market) and include currency, derivative, synthetic, and cash positions in addition to stocks, bonds, and money market instruments. Portfolio holdings information excludes portfolio characteristics information as described below.

Public Disclosure of Fund Portfolio Holdings. Each fund, or its duly authorized service providers, shall publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-PORT exhibit filings and, for the Government Money Market Portfolio, Form N-MFP, made with the SEC. Each non-money market fund (subject to the exceptions described below) shall disclose on the funds' public website (currently, at www.bnymellonim.com/us) the following: (1) the fund's complete portfolio holdings (a) as of each calendar quarter-end, subject to a 15-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a one-month lag between the date of the portfolio holdings information and the date of website posting; (2) the fund's top portfolio holdings (generally, top 10 portfolio holdings), as a percentage of net assets, on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings information and the date of website posting; and (3) from time to time, certain security-specific performance attribution data on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings attribution information and the date of website posting (generally, attribution will be limited to the top five performance contributors and/or detractors).

Each fund's (except the Government Money Market Portfolio) complete portfolio holdings will remain available on the website for a period of six months. Top portfolio holdings and portfolio holdings-based performance attribution data shall remain available on the website for varying periods up to six months, provided that complete portfolio holdings will remain until the filing of the fund's next Form N-CSR or exhibit to Form N-PORT covering the date of the portfolio holdings information.

The Government Money Market Portfolio shall disclose its complete portfolio holdings on its public website (currently, at www.dreyfus.com) on each business day, as of the preceding business day. The Government Money Market Portfolio's daily posting of its complete portfolio holdings shall remain available on the website for five months.

Ongoing Arrangements

Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in

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the performance of their contractual duties and responsibilities to the fund, the Manager or its affiliates or the Sub-Adviser(s), where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, imposed by law and/or contract. When required by applicable regulations, these arrangements shall be disclosed, including the identity of the person (or firm) receiving the information, in this SAI. Any "ongoing arrangement" to make available such information not identified above must be for a legitimate business purpose and the recipient of such information will be subject to a written confidentiality agreement, the terms of which will include trading restrictions (as described below) with respect to any non-public information. The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings information.

At least annually, and except as to new ongoing arrangements with service providers, the fund's CCO will provide a list of all new ongoing arrangements to make available portfolio holdings information to the board for review.

Arrangements where the disclosure of portfolio holdings information (or any subset thereof) occurs at least one day after the time at which such portfolio holdings information has been publicly disclosed are not subject to the above requirements.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of portfolio holdings to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the funds' policy. For example, a portfolio manager discussing a particular fund may indicate that he or she likes and/or owns for the fund a security only if the fund's ownership of such security has previously been publicly disclosed a provided herein (and the statement is otherwise accurate and not misleading).

Confidential Dissemination of Portfolio Holdings

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, and Thomson Reuters Lipper, and due diligence departments of financial intermediaries, such as broker-dealers and wirehouses, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments may then distribute the results of their analysis to the public, paid subscribers and/or in-house among brokers, for example. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure pursuant to is required or authorized as discussed above, provided that:

(1) the recipient does not distribute some or all of the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the funds before the portfolio holdings become public information as discussed above; and

(2) the recipient signs a written confidentiality agreement (as discussed below). Persons and entities unwilling to execute a confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the funds' policy.

The CCO may approve "other instances" where portfolio holdings information can be provided to a third party where there is a legitimate business purpose and the above two conditions are met. The fund will disclose such other instances, including the identity of the person or firm receiving the portfolio holdings information, in this SAI as required under applicable regulations.

At least annually, the CCO will provide a list of all new "other instances" of making available portfolio holdings information to the board for review.

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Arrangements where the disclosure of portfolio holdings information occurs at least one day after the time at which portfolio holdings have been publicly disclosed are not subject to the above requirements.

Disclosure of Portfolio Holdings to Employees

Non-public information concerning a fund's portfolio holdings may be disclosed to persons employed by the fund, the Manager, the Distributor, or investment advisory affiliates of the Manager that provide services to the fund for legitimate business purposes. All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

Procedures for Disclosing Fund Portfolio Characteristics

Portfolio characteristics means aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings (such as top 10 portfolio holdings). Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by asset class, sector, industry, or credit quality; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio-level statistics such as maturity, duration, P/E ratio, and median market capitalization; and (4) non-security specific attribution analyses, such as those based on asset class, sector, industry, or country performance.

Public Disclosure of the Portfolio Characteristics of a Fund

Portfolio characteristics may be made available and distributed if the availability of such information is disclosed in this SAI and the distribution of such information is otherwise in accordance with the general principles of the funds' policy. Such information, if provided to anyone, shall be made available to any person upon request.

Information Deemed Not to be Portfolio Holdings Information

Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.

Trading Desk and Research Reports

The trading desks of a fund's Adviser and/or Sub-Adviser(s), including any investment advisory affiliate of BNYM Investment Adviser that is the primary employer of the fund's portfolio managers under a dual employee arrangement with BNYM Investment Adviser, as the case may be, periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians), lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, such trading desks may distribute to third parties, a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

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Confidentiality Agreements

Pursuant to the funds' policy, the disclosure of non-public information concerning a fund's portfolio holdings may be made to a limited group of third parties, so long as the third party has signed a written confidentiality agreement. For purposes of the funds' policy, the confidentiality agreement must be in form and substance approved by the CCO. Subject to such modifications as the CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally will provide that:

(1) portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement;

(2) the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and (ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(3) upon written request, the recipient agrees to promptly return, delete, or destroy, as directed, copies of the portfolio holdings information; and

(4) portfolio holdings information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the fund (or service provider), (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the fund or its duly authorized agents to be disclosed.

Additional Restrictions

The board or the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings or portfolio characteristics beyond those provided in the funds' policy.

Waivers of Restrictions

The funds' policy will not be waived, or exceptions be made, without the written consent of the CCO. Waivers or exceptions from the funds' policy shall be reported quarterly to the board.

Disclosures Required by Law

Nothing contained in the funds' policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Reporting of Violations

Each violation of the funds' policy must be reported to the CCO. If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS

The boards of the funds have adopted the following procedures with respect to proxy voting by the funds.

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Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The boards have delegated the authority to vote proxies of companies held in a fund's portfolio to either BNYM Investment Adviser or the fund's Sub-Adviser, as described below. In addition, for each fund, the board has adopted proxy voting procedures pursuant to which proxies of companies held in a fund's portfolio will be voted. The proxy voting procedures adopted for a fund are the procedures of (i) the Primary Employer or (ii) the Sub-Adviser (together, "Firms"), as described below.

Funds	Entity with Discretionary Proxy Voting Responsibility	Firm Proxy Voting Procedures Adopted
Directly-Advised Funds	BNYM Investment Adviser	Primary Employer
Sub-Advised Funds	Sub-Adviser	Sub-Adviser

Proxy Voting Operations

The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund bears an equal share of ISS's fees in connection with the proxy voting and related services that ISS provides in respect of the funds.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

The CCO is responsible for confirming that the Firms have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the funds. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Firms' procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Firm's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the boards on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the funds are required to file their complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at http://www.bnymellonim.com/us. The funds have delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

Summaries of each Firm's Proxy Voting Guidelines can be found in Appendix A.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE;
FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. For a fund that is organized as a Maryland corporation or a series of a Maryland corporation, the holders of shares entitled to at least a majority of all the votes entitled to be cast at a special meeting of shareholders may require such a meeting to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

Participating Insurance Companies will provide pass-through voting privileges to all Policy owners so long as the SEC continues to interpret the 1940 Act as requiring pass-through voting privileges for Policy owners. Participating Insurance Companies will vote by proxy, in the same proportions as the voting instructions received from Policy owners: (1) fund shares as to which no timely instructions are received; (2) fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates; and (3) fund shares held in a separate account representing charges imposed by the relevant Participating Insurance Company against the separate account. As a result of this proportionate voting policy, the voting of a small number of Policy owners may determine whether a proposal is approved, depending on the number of shares attributable to Policy owners that provide instructions and to Policy owners that do not. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

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GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor

Affiliated Entity	An affiliate of BNYM Investment Adviser that, along with BNYM Investment Adviser, employs fund portfolio managers who are dual employees of BNYM Investment Adviser and such affiliate.
BNYM Investment Adviser	BNY Mellon Investment Adviser, Inc.

BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation
CCO	Chief Compliance Officer
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Custodian	The Bank of New York Mellon

Directly-Advised Funds	Funds advised by BNYM Investment Adviser that do not use any Sub-Advisers.
Distributor	BNY Mellon Securities Corporation

Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act

Dreyfus	The Dreyfus Corporation, the predecessor company of BNYM Investment Adviser

ETFs	Exchange traded funds and similar exchange-traded products
Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Ginnie Maes	GNMA Mortgage Pass Through Certificates
GNMA	Government National Mortgage Association
In-Kind Redemption	Distribution to a redeeming fund shareholder of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund

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Term	Meaning
Index	The benchmark index of an Index Fund

Index Funds	BNY Mellon Stock Index Fund, Inc. and Small Cap Stock Index Portfolio

Index Manager	Mellon
Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRS	Internal Revenue Service

ISS	Institutional Shareholder Services Inc.

Lending Agent	The Bank of New York Mellon

LIBOR	London Interbank Offered Rate

Manager	BNY Mellon Investment Adviser, Inc.

Mellon	Mellon Investments Corporation
Mellon Capital	Mellon Capital Management Corporation, a predecessor company of Mellon
Moody's	Moody's Investors Service, Inc.
NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value

Newton	As of December 31, 2019, Newton Investment Management Limited (previously, Newton Investment Management (North America) Limited)

NYSE	NYSE Euronext
Participating Insurance Companies	Insurance companies that establish VA and VLI separate accounts to fund VA contracts and VLI policies through which investments in the funds may be made
Policy, Policies	Variable annuity contract(s) and/or variable life insurance policy or policies through which investments in the funds may be made

Primary Employer	Primary employer of a fund's portfolio managers

Rating Agencies	S&P, Moody's, Fitch and, with respect to the Government Money Market Portfolio, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit

RIC	Regulated investment company, as identified in the Code

S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended

Sub-Advised Funds	Funds that use a Sub-Adviser

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus

TIPS	Treasury Inflation-Protection Securities

Transfer Agent	BNY Mellon Transfer, Inc.

Treasury	U.S. Department of the Treasury
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
VA	Variable annuity
VLI	Variable life insurance
Weekly Liquid Assets	(i) Cash; (ii) direct obligations of the U.S. government;

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Term	Meaning

(iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY

Dreyfus Cash Investment Strategies

Dreyfus Cash Investment Strategies ("CIS") offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments. CIS also invests in repurchase agreements and bank deposits. Due to the nature of these investments, CIS does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, the firm will seek to make voting decisions that are consistent with this policy and its procedures.

CIS recognizes its duty to vote proxies in a manner consistent with the best financial and economic interests of its clients. CIS seeks to avoid material conflicts of interest through the application of its adopted detailed, pre-determined proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The Voting Guidelines were developed based on internal and external research and recommendations provided by an independent proxy advisor, and without consideration of any BNY Mellon client relationship factors. The Voting Guidelines are designed to effect voting recommendations which over time seek to maximize the economic value of the securities of companies held in client accounts (viewed collectively and not individually) as determined in CIS's discretion.

On behalf of CIS, BNYM Investment Adviser has retained the services of the Proxy Advisors to provide comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. BNYM Investment Adviser has engaged ISS to administer the mechanical, non-discretionary elements of proxy voting and reporting for CIS clients. ISS is directed, in an administrative role, to follow the specified Voting Guideline and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched either will be voted in accordance with the applicable Voting Guideline or will be referred to CIS if the Voting Guideline so requires. The Voting Guidelines require referral to CIS of all proxy proposals or shareholder voting matters for which there is not an established applicable Voting Guideline, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial (as determined by the firm in its discretion).

For items referred to CIS, the firm may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by the Proxy Advisors, or on any independent research and analysis obtained or generated by our portfolio managers, analysts and involved proxy administrative support personnel.

Clients that have granted CIS with voting authority are not permitted to direct the firm on how to vote in a particular solicitation. Clients that have not granted CIS voting authority over securities held in their accounts and choose either to retain proxy voting authority or to delegate proxy voting authority to another firm (whether such retention or delegation applies to all or only a portion of the securities within the client's account), either the client's or such other entity's chosen proxy voting guidelines will apply to those securities. CIS generally does not provide proxy voting recommendations to clients who have not granted the firm voting authority over their securities.

If CIS receives a proxy from a non-U.S. company, the firm will seek to effect a vote decision through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, CIS may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the Firm's ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer's voting securities that CIS can hold for clients and the nature of our voting in such securities. The Firm's ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner's ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights

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surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients' economic interest in a company, CIS generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, CIS will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.

CIS will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, CIS will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Mellon Investments Corporation

Mellon, through its participation in Mellon's Proxy Voting Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies (the "Mellon Voting Guidelines"). There are separate guidelines for securities of non-U.S. companies (ex-Japan), with respect to which Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines"). Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

Securities of Non-U.S. Companies and Securities Out on Loan. It is Mellon's policy to seek to vote all proxies for securities held in the funds' portfolios for which Mellon has voting authority. However, situations may arise in which Mellon cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Funds may invest. In these markets, Mellon seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYM Investment Adviser, Mellon, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser, Mellon or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material

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conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including the Proxy Advisors) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon, and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY Mellon, a BNY Mellon affiliate, a BNY Mellon executive, or a member of BNY Mellon's Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon. Each fund bears an equal share of ISS's fees in connection with the proxy agency, reporting and related services that ISS provides to the Proxy Voting Committee in respect of the funds.

Voting Proxies of Designated BHCs

BNY Mellon is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNY Mellon, funds that BNY Mellon "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY Mellon exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNY Mellon's share ownership in those funds.)

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An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and Mellon will be redelegated sole voting authority over the BHC's voting securities held by a fund. BNY Mellon's Global Holdings Reporting Group is primarily responsible for monitoring (i) investments in BHCs for compliance with the 5% ownership limit under the BHCA Rules and (ii) the determination of the application of the delegation to ISS, and reappointment of Mellon, with respect to voting authority over Designated BHC securities.

Newton Investment Management Limited

Proxy Voting Guidelines

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

• Ensure that voting rights are exercised;

• Ensure voting decisions are in the best interests of clients;

• Address potential material conflicts of interest that may arise; and

• Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton does not employ a prescriptive voting policy across all voting matters. Rather, overarching principles have been established that guide the ultimate voting decision – these are described in Newton's publicly available Responsible Investment Policies and Procedures. Voting decisions are taken on a case-by-case basis, which ensures that a company's individual circumstances and the nature of the resolution are taken into account together with relevant governing laws, guidelines and established best practices.

Each voting decision is based on Newton's belief that it supports the best interests of its clients.

It is Newton's intention to exercise voting rights in all markets where it retains voting authority. This may be hindered by various practical considerations. For instance, in certain markets, shares are ‘blocked' before the exercise of voting rights. Blocking consists of placing the stock on a register for a number of days spanning the meeting. During the share-blocked period, the shares cannot be traded freely. In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade does not risk adversely affecting the value of clients' holdings.

Newton seeks to make proxy voting decisions that are in the best interest of its clients. Viewed broadly, these proxy voting guidelines seek to maximize investor value by promoting sound environmental, social and governance ("ESG") policies, procedures and practices through the support of proposals that are consistent with four key objectives:

• The alignment of the interests of a company's management and board of directors with those of the company's investors;

• To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

• To uphold the rights of a company's investors to affect change by voting on those matters submitted for approval; and

• To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how Newton generally views certain matters in connection with the voting of proxies as a fiduciary for clients:

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Boards

A board is charged with the responsibility and authority to sanction and decide all significant matters relating to a company's activities. Newton believes it is essential to have an appropriate balance between executive and independent non-executive (or outside) directors - (NEDs) to ensure that the interests of shareholders are represented. A company's board should have an effective structure, have access to adequate training, undertake suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and have planned succession. It should undertake its own annual valuation and assess the suitability of an external evaluation. At least annually, the board should review the effectiveness of the company's internal controls and appropriateness of its risk profile. Directors should also be available to meet with investors when required.

Independence

Newton believes that NEDs play a vital role of counsel and oversight of executive management, while also representing and safeguarding the interests of investors. It is therefore important that a board maintains an appropriate level of independence. When reviewing the independence of NEDs, Newton looks unfavorably on directors having a recent relationship with the company, involved in related-party transactions, or receiving performance-based remuneration, as well as where a NED's length of service suggests that the board lacks fresh experience, insight and judgement. Generally, Newton will vote against where board independence does not meet the local corporate governance code requirements or best practice expectations.

Chair and Chief Executive Officer (CEO)

Newton believes that it is in the best interests of stakeholders for the roles of CEO and chair to be separate and defined. The division of chair and CEO should ensure a balance of power and authority, such that no one individual has unfettered powers of decision. In general, Newton is opposed to a CEO becoming chair of the same company, and has a preference for the chair to be considered independent at the time of appointment.

Senior Independent Director (SID) or Lead Director

A senior independent director or lead director should act as a conduit between the NEDs and the stakeholders, and ensure that the views of the independent NEDs play a prominent role in board deliberations. Where a chair is not considered independent, Newton expects the responsibilities, authorities and powers of the SID, such as the SID's role in approving the board agenda and calling board meetings, to be explained clearly.

Board Committees

Newton favors the establishment of key board committees with oversight of a board's audit, risk, remuneration and nomination functions. For many companies, it is good practice for a separate board committee to be established and charged with oversight of the company's environmental and social policies. Ideally, each committee should consist of a majority of independent directors, with the audit committee and remuneration committee consisting solely of independent directors.

Board Diversity

A board should contain a wide variety of experience and skills. Consideration of board diversity should include, but not be limited to, gender, age, nationality, race, religion, skill, experience and knowledge. Investors, companies and boards are not best served by a board that is overly homogeneous. In an effort to establish a breadth of expertise, knowledge and skill, and to stimulate constructive challenging debate, boards should be constituted of members that are sufficiently well diversified and experienced to meet the individual needs of the company.

A board's nominations committee should be charged with the responsibility of ensuring that a good balance of board diversity is achieved. An effective succession-planning policy will aid a nomination committee in its efforts to address this matter.

Newton will engage with companies and vote against board directors where there is an absence of a robust policy and a low level of gender diversity on the board.

Auditors

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The quality and independence of auditors plays a crucial role in protecting shareholders' interests. Remuneration of auditors for non-audit services should be kept under review by the audit committee and should not be excessive. Newton expects non-audit fees to be disclosed and justified in the auditor's remuneration section of a company's annual report and accounts. Companies should assess the appropriateness of changing their auditor periodically (at least every 25 years) and/or the lead audit partner managing the company's audit. Newton would be concerned if a company accepts a monetary cap on its auditor's liability. Also, Newton expects to see a detailed explanation should any other type of liability limitation be adopted.

Remuneration

Levels of remuneration should be appropriate to attract, motivate and retain suitable staff. A significant proportion of remuneration should be subject to the creation of sustainable long-term value and aligned with the company's strategy.

Variable remuneration should be structured so that it does not reward individuals for poor performance. Should performance metrics governing the vesting of variable remuneration awards not be representative of the underlying performance of the business, Newton would expect an independent remuneration committee to exercise discretion. Generally, Newton subscribes to the remuneration principles and guidelines as published by the UK Investment Association and the International Corporate Governance Network.

Dividend Policies

Dividend payments are an important source of income for investors. A consistent policy is appreciated given that it promotes financial discipline. Newton is cautious of companies with a consistently low dividend payout ratio that have not identified suitable investment opportunities or developed a strategic investment plan.

Share Buy-Backs

The practice of companies buying back and cancelling their shares can be a valid method of increasing shareholder value. However, a decision to buy back shares should be considered in the context of alternative uses of capital, such as acquisitions or a special dividend. Investors should be mindful that share buy-backs can be used to fulfil the vesting of remuneration arrangements and may artificially improve performance metrics that govern the vesting of remuneration awards. In addition, investors should also be mindful that buying back shares can result in creeping control of the company by a significant shareholder.

Related-Party Transactions

Related-party transactions encompass a wide variety of dealings. These can include a company trading assets with one of its directors, the issuance of capital to a ‘friendly' investor, and agreements between a parent company and a subsidiary. Newton recognizes that, while a company can benefit from related-party transactions, investors' best interests are not always the primary reason for such transactions. Newton expects companies to explain the necessity for a related-party transaction together with justification that the decision to enter into such an arrangement was taken independently of the related party.

Voting Rights

Newton supports the principle that a company's shares carry equal rights. An investor's control of a company should correlate with the level of its economic interest and be in line with the company's other investors. Newton is unfavorably disposed towards companies that give disproportionate influence to selected investors.

Schemes of Arrangement and Amendments to Articles of Association

Resolutions that seek approval of schemes of arrangement and changes to articles of association cover a wide remit of corporate events, including mergers, acquisitions and change of domicile. Given the individual nature of such events, it is important that each incident is considered on its own merits. As with other voting resolutions, Newton will exercise voting rights in line with its investment rationale and in the best interests of our clients.

Anti-Takeover Mechanisms/Poison Pills

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Newton is unlikely to support arguments for approving the introduction or continuation of an anti-takeover mechanism. Such devices can lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value.

Shareholder Rights

Shareholder rights differ greatly across jurisdictions. In the US, for example, shareholders have little control over the appointment of directors or allocation of capital. In the UK, shareholders elect company directors and have control of significant capital allocation proposals. Newton acknowledges that shareholders should not necessarily be involved in the detail of company management, but will not support companies seeking to reduce shareholder rights and will support shareholder proposals that seek to strengthen shareholder rights.

Capital Structure Alterations

A key strategic objective for a company is the efficient use of its capital structure. Companies should ensure that the value and rights of shareholders and bondholders are not diluted unnecessarily. Newton expects companies to communicate their intentions clearly and provide rationale for any changes to their capital structure.

Controlling and Influential Shareholders

Care must be taken when investing in a company with a controlling or influential shareholder. Companies should disclose the detail behind any special relationships or agreements that are in place with such shareholders. Newton will seek to understand the investment expectations of these investors and place greater emphasis on the company conforming to corporate governance best practice in an effort to limit the possibility of our clients being disadvantaged by the situation.

Voting Procedures

All voting opportunities are communicated to Newton's Corporate Actions Team and the Responsible Investment Team by way of an electronic voting platform.

The Responsible Investment Team reviews all resolutions for matters of concern; for example, egregious compensation arrangements. Any such contentious issues identified may be referred to the appropriate Global Sector Analyst or Portfolio Manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other interested parties.

An electronic voting service is employed to submit voting decisions. Each voting decision taken by a member of the Responsible investment team has to be approved by an alternate member of the team.

The Corporate Actions Department is responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients' votes is available and that these votes are exercised.

Monitoring

The monitoring of investee companies is undertaken principally by our Global Sector Analysts and members of our Responsible Investment Team. A bespoke research database maintains proprietary information on key securities, including analysts' comments on these securities, meeting notes and Newton's proprietary Responsible Investment analysis, as well as voting and engagement information.

Escalation

The process of monitoring, voting and engaging can highlight areas of concern. If it is not in the best interests of Newton's clients to sell the security, Newton will engage with the company or, occasionally, its advisers. Newton may also share its concerns with other investors or investment representative bodies. As a last resort, the tabling of resolutions at a general meeting would be considered.

The decision to escalate a concern lies with the relevant members of Newton's Investment Team.

Acting Collectively

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Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors. To avoid issues related to securities reporting rules, Newton will not act collectively with respect to a specific company matter for companies whose shares are subject to reporting requirements in the United States.

Voting Service Providers

Newton utilizes the services of an electronic voting service provider to aid the efficiency and effectiveness of lodging voting instructions, and also as one of a variety of information sources used when determining voting decisions.

Newton employs ISS for the purposes of managing upcoming meetings, instructing voting decisions and providing research. ISS is an independent advisers that specialize in providing fiduciary-level proxy related services to institutional investment managers. The voting recommendations of ISS are not routinely followed; it is only in the event of Newton recognizing a potential material conflict of interest (as described above) when the voting recommendations of ISS are followed explicitly.

ISS is subject to the policy and procedures of Newton's Outsourcing Activities Oversight Group. As such, regular due diligence of ISS is conducted, which includes reviewing ISS's operational performance, service quality, robustness of research and the service provider's internal controls, including management of its potential material conflicts of interest.

Conflicts of Interest

Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients voting rights are exercised in their best interests. Newton seeks to avoid material conflicts of interest through the establishment of these proxy voting guidelines, the Responsible Investment Team and the oversight boards, and the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services and without consideration of any BNY Mellon client relationship factors. Where a potential material conflict of interest exists between Newton, the company and/or a client, the voting recommendations of an independent third party proxy service provider will be instructed.

A potential material conflict of interest could exist in the following situations, among others:

1. Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY Mellon funds or affiliate funds), the investee company and/or a client when exercising voting rights

2. The securities which Newton invest in or the proponent of a proxy proposal may have a business relationship with BNY Mellon or any of its affiliates.

3. An employee, officer or director of BNY Mellon or one of its affiliated companies has a personal interest in the outcome of a particular proxy proposal.The proxy relates to a security where Newton has invested in two or more companies that are subject to the same merger or acquisition.

Where Newton engages its proxy voting service provider, or votes against a management recommendation this would be reported separately in Newton's publicly available Responsible Investment Quarterly Reports. These include the voting decisions taken and the voting rationale should the voting decision not be aligned with the recommendations of the underlying company's management.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's TCF and Conflicts of Interest Committee for review.

Disclosures and Reporting

Newton publishes publicly on its website its Responsible Investment Policies and Principles, which describes Newton's approach to Responsible Investment including the exercise of voting rights. In addition, Responsible

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Investment quarterly reports are published publicly, which include examples of ESG engagement and records all voting activity undertaken during the quarter, including the rationale for decisions to vote against management.

Newton's Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. In addition, Newton will provide clients with a copy of its policies upon request. Also, upon request, clients may obtain information on how their proxies were voted by Newton.

Securities Lending

Newton does not engage in securities lending on behalf of its clients.

Controls, Record Keeping and Auditing

Internal procedure documents are reviewed and approved at least annually. These are overseen by Newton's Responsible and Ethical Investment Oversight Group. Records are kept of all voting decisions, including evidence of the approval process; which are subject to external audit. In addition, the Corporate Actions Team reports monthly on Critical Risk Indicators in relation to voting matters.

ESG Voting Guidelines

Newton's responsible investment team conducts research on ESG issues and undertakes engagement consistent with Newton's views on ESG issues.

Boards. Newton believes it is essential to have an appropriate balance between executive and independent non-executive directors to ensure that the interests of shareholders are represented. A company's board should have an effective structure, have access to adequate training, undertake suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and have planned succession. It should undertake its own annual evaluation and assess the suitability of an external evaluation. The board should review the effectiveness of the company's internal controls and appropriateness of its risk profile at least annually. Directors should be available to meet with investors when required.

Independence. Newton believes it is important that a board maintains an appropriate level of independence. Newton looks unfavorably on directors having a recent relationship with the company, involved in related-party transactions, receiving performance-based remuneration, or where a non-executive director's length of service suggests that the board lacks fresh experience, insight and judgment.

Chairman and CEO. Newton believes it is in the best interests of shareholders for the roles of CEO and chair to be separate and defined. Newton is opposed to a CEO becoming chair of the same company and has a preference for the chair to be considered independent at the time of appointment.

Senior Independent Director. Newton expects a senior independent director or lead director to act as a conduit between the non-executive directors and the shareholders to ensure that the views of the independent non-executive directors play a prominent role in board deliberations.

Board Committees. Newton favors the establishment of key board committees with oversight of a board's audit, risk, remuneration and nomination functions, as well as a separate board committee charged with oversight of the company's environmental and social policies, where applicable. Each committee should consist of a majority of independent directors, with the audit committee and remuneration committee consisting solely of independent directors.

Succession Planning. Newton believes a fundamental role of the board is the establishment of an effective succession planning policy. Newton believes an engaged nomination committee should ensure that it has identified at least one suitable candidate to succeed individuals employed in key roles within the company and should be able to react swiftly in the event of an individual suddenly departing from the company.

Board Diversity. Newton believes a board should contain a wide variety of experience and skills and consideration of board diversity should include, but not be limited to, gender, age, nationality, race, religion, skill, experience and

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knowledge. A board's nomination committee should be charged with the responsibility of ensuring that a good balance of board diversity is achieved.

Risk Management and Internal Controls. Newton believes a company should have a clear policy in relation to assessing the appropriateness of its risk profile and communication how it is responding to material business risks via a clear risk register. The board should have formal responsibility for risk management and the internal control functions. Newton expects companies to report publicly on their policy and position in relation to these areas.

Auditors. Remuneration of auditors for non-audit services should be kept under review by the audit committee and should not be excessive. Newton expects non-audit fees to be disclosed and justified in the auditor's remuneration section of a company's annual report and accounts. Newton would be concerned if a company accepts a monetary cap on its auditor's liability and would expect to see a detailed explanation should any other type of liability limitation be adopted.

Remuneration. Variable remuneration should be structured so that it does not reward individuals for poor performance. If performance metrics governing the vesting of variable remuneration awards are not representative of the underlying performance of a business, Newton would expect an independent remuneration committee to exercise discretion.

Dividend Policies. Newton is cautious of companies with a consistently low dividend pay-out ratio that have not identified suitable investment opportunities or developed a strategic investment plan.

Share Buy-Backs. Newton believes a decision to buy back shares should be considered in the context of alternative uses of capital, such as acquisitions or a special dividend.

Related-Party Transactions. Newton expects companies to explain the necessity for a related-party transaction together with justification that the decision to enter into such an arrangement was taken independently of the related party.

Voting Rights. Newton is unfavorably disposed towards companies that give disproportionate influence to selected investors.

Schemes of Arrangement and Amendments to Articles of Association. A wide range of events may be covered by these proposals, including mergers, acquisitions and change of domicile. As each proposal must be considered on its own merits, Newton will exercise voting rights in line with its investment rationale and in the best interests of its clients.

Anti-Takeover Mechanisms/Poison Pills (Anti-Takeover Defense). Newton is unlikely to support arguments for approving the introduction or continuation of an anti-takeover mechanism because this may lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value.

Shareholder Rights. Newton acknowledges that shareholders should not necessarily be involved in the detail of company management but will not support companies seeking to reduce shareholder rights and will support sensible shareholder proposals that seek to strengthen shareholder rights.

Capital Structure Alterations. Newton expects companies to communicate their intentions clearly and provide rationale for any changes to their capital structure.

Controlling and Influential Shareholders. Companies should disclose the detail behind any special relationships or agreements that are in place with such shareholders. Newton will seek to understand the investment expectations of these investors and place greater emphasis on the company conforming to corporate governance best practice in an effort to limit the possibility of Newton's clients being disadvantaged by the situation.

Political Donations. Generally, Newton will not support a company that seeks to make director donations to any political party or political organization.

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Sarofim Fayez & Co.

Proxies are assets of Sarofim's Clients that must be voted with diligence, care, and loyalty. Sarofim will vote each proxy in accordance with its fiduciary duty to its Clients. Sarofim will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, Sarofim will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. However, there is an exception for proxies relating to securities that are held at the time Sarofim commences active management of the client's account and are sold immediately after Sarofim commences such active management and with respect to which no other accounts actively managed by Sarofim already hold that security (such securities being referred to as "Zero Holder Securities"). The policy of Sarofim is not to vote Zero Holder Securities.

The Proxy Coordinator coordinates Sarofim's proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Sarofim to maintain certain books and records associated with its proxy voting policies and procedures. Sarofim's recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Proxy Coordinator will ensure that Sarofim complies with all applicable recordkeeping requirements associated with proxy voting.

Sarofim has retained Glass Lewis & Co. ("Glass") to assist in the proxy voting process. Charles Sheedy, Chairman of the Proxy Committee, manages Sarofim's relationship with Glass. Glass provides the following in connection with the voting of proxies by Sarofim: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. Glass provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by Sarofim.

The Proxy Coordinator ensures that Glass votes all proxies according to Clients' specific instructions and Sarofim's general guidance, and retains all required documentation associated with proxy voting.

Absent specific Client instructions, Sarofim has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately.

The Proxy Coordinator receives an email notification when there is a new Client that needs to be added to Sarofim's proxy voting. The Proxy Coordinator also receives a monthly list of all such new Clients.

The Proxy Coordinator receives the paper ballots or notification through Glass for specific opportunities to vote proxies. The Proxy Coordinator then downloads the recommendations from Glass for each proxy vote and forwards them to the individual analyst for voting direction.

In deciding how to vote proxies, Sarofim relies, for the most part, on (i) the business judgment of the management and directors of the issuer of the security ("Issuer") and (ii) the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's shareholders. However, whenever Sarofim determines, based upon the information available to it, that management's recommendations do not appear to be in the best interests of the Issuer's shareholders, management's recommendations will not be followed in voting the proxies.

The analyst who is responsible for the research coverage of the Issuer reviews the particular proxy statement. Such review includes, but is not limited to, consideration of the Glass analyses and the Glass vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst's vote recommendation differs from the Glass vote recommendation, the analyst must provide a written explanation of why the analyst's vote recommendation differs from the Glass vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by the Chairman of the Proxy Committee. If Chairman of the Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst's vote recommendation shall be final and binding.

If the Chairman of the Proxy Committee and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding.

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The Chairman of the Proxy Committee or Proxy Committee members will review any documentation associated with the proxy vote and evaluate the analyst's proposal. The Chairman of the Proxy Committee or Proxy Committee members may wish to consider, among other things:

• A vote's likely short-term and long-term impact on the Issuer;

• Whether the Issuer has responded to the subject of the proxy vote in some other manner;

• Whether the issues raised by the proxy vote would be better handled by some other action by, for example, the government or the Issuer;

• Whether implementation of the proxy proposal appears likely to achieve the proposal's stated objectives; and

• Whether the analyst's proposal appears consistent with Clients' best interests.

After taking a reasonable amount of time to consider the analyst's proposal, each of the Proxy Committee members will make a recommendation regarding the proxy vote. The Chairman of the Proxy Committee will record each member's recommendation, and the proxy will be voted according the recommendations of a majority of the Committee's members.

Neither the analyst nor any member of the Proxy Committee involved in the consideration of the vote may be a person (an "Interested Person") who is (i) an officer or director of the Issuer, (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

The following examples are meant to help identify other potential conflicts:

• Sarofim provides investment advice to an Issuer (i.e., publicly traded company). Sarofim receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

• Sarofim provides investment advice to an officer or director of an Issuer. Sarofim receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

• Sarofim or an affiliate has a financial interest in the outcome of a proxy vote, such as when Sarofim is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Sarofim;

• An issuer or some other third party offers Sarofim or an Employee compensation in exchange for voting a proxy in a particular way;

• An Employee, or a member of an Employee's household, has a personal or business relationship with an Issuer. Sarofim receives a proxy solicitation from that Issuer; and

• Sarofim or its Covered Persons have a short position in an Issuer, but Sarofim's Clients have a long position in the same Issuer. Sarofim receives a proxy solicitation from the Issuer.

When making any voting recommendation, the analyst must certify that he or she is not an Interested Person. If the analyst is an Interested Person, the Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Proxy Committee are all Interested Persons, the Board of Directors of Sarofim shall appoint an individual who is not an Interested Person to participate in the required review of an analyst's vote recommendation. The individual making the voting recommendation must certify that he or she is not an Interested Person.

Sarofim will not neglect its proxy voting responsibilities, but Sarofim may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, Sarofim may be unable to vote securities that have been lent by the custodian. The Chairman of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Sarofim does not vote a Client's proxy.

The final proxy voting decision is provided to the Proxy Coordinator who places the vote online through Glass. The Proxy Coordinator or Glass will retain the following information in connection with each proxy vote:

• The Issuer's name;

• The security's ticker symbol or CUSIP, as applicable;

• The shareholder meeting date;

• The number of shares that Sarofim voted;

III-12

• A brief identification of the matter voted on;

• Whether the matter was proposed by the Issuer or a security-holder;

• Whether Sarofim cast a vote;

• How Sarofim cast its vote (for the proposal, against the proposal, or abstain);

• Whether Sarofim cast its vote with or against management; and

• A list of ballots and shares voted

• Any back-up documentation.

Sarofim may vote the same proxy in two directions only if a Client has specifically asked Sarofim to vote his/her shares a certain way. If Sarofim votes the same proxy in two directions, the Proxy Coordinator will maintain documentation describing the reasons for each vote (e.g., Sarofim believes that voting with management is in Clients' best interests, but Client X gave specific instructions to vote against management) in the file of the Client that requested the specific vote.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.

Proxies received after a Client terminates its advisory relationship with Sarofim will not be voted. The Proxy Coordinator will promptly return such proxies to the sender, along with a statement indicating that Sarofim's advisory relationship with the Client has terminated, and that future proxies should not be sent to Sarofim.

III-13

BNY MELLON INVESTMENT PORTFOLIOS

(formerly, Dreyfus Investment Portfolios)

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)  Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 14, 1993, is incorporated by reference to Exhibit (1) of the Registration Statement on Form N-1A, filed on February 27, 1998.

(b)  Registrant's Amended and Restated By-Laws, dated July 1, 2011, are incorporated by reference to Exhibit 77 Q1 of Registrant's Form N-SAR, filed on February 24, 2012.

(d)  Management Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., dated June 3, 2019. *

(e)(1)  Amended and Restated Distribution Agreement between the Registrant and BNY Mellon Securities Corporation, dated June 3, 2019.*

(e)(2)  Forms of Broker-Dealer Selling Agreement.*

(e)(3)  Forms of Bank Selling Agreement.*

(e)(4)  Form of Service Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed on April 14, 2016.

(g)(1)  Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on April 13, 2011.

(g)(2)  Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon, dated October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed on April 11, 2014.

(g)(3)  Second Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A, filed on April 11, 2017.

(h)  Transfer Agency Agreement between the Registrant and BNY Mellon Transfer, Inc. (formerly, Dreyfus Transfer, Inc.), dated May 29, 2012, is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on April 15, 2013.

(i)  Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 24, 1998.

(j)  Consent of Independent Registered Public Accounting Firm.*

(m)  Revised Distribution Plan (12b-1 Plan), dated June 3, 2019.*

(o)  Revised Rule 18f-3 Plan, dated October 30, 2000, is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 20.

(p)(1)  Revised Code of Ethics adopted by the Registrant, BNY Mellon Investment Adviser, Inc., The Bank of New York Mellon and Mellon Investments Corporation, dated January 15, 2019.*

(p)(2)  Code of Ethics for the Nonmanagement Board Members of the BNY Mellon Family of Funds.*

  Other Exhibits

(1)  Power of Attorney, dated March 3, 2020, effective March 31, 2020.*

______________

* Filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

  Not Applicable

Item 30.  Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article VIII of the Registrant's Declaration of Trust and any amendments thereto, Article 10 of Registrant's Amended and Restated By-Laws and Section 1.9 of the Amended and Restated Distribution Agreement.

Item 31(a). Business and Other Connections of Investment Adviser

BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. BNYM Investment Adviser also serves as sub-investment adviser to and/or administrator of other investment companies. BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, serves primarily as a registered broker-dealer of shares of investment companies sponsored by BNYM Investment Adviser and other investment companies for which BNYM Investment Adviser acts as investment adviser, sub-investment adviser or administrator.

Item 31. Business and Other Connections of Investment Adviser (continued)
Officers and Directors of Investment Adviser

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Renee LaRoche-Morris President and Director	BNY Mellon Investment Adviser, Inc. ++	President	6/19 – Present

	BNY Mellon Investment Management*******	Chief Operating Officer	1/18 - Present

	BNY Mellon Securities Corporation++	Chairman, Executive Vice President and Director	6/19 - Present
	BNY Mellon Transfer, Inc.++	Director and Vice President	6/19 - Present

	BNY Mellon Wealth Management++	Chief Financial Officer	5/14-12/17

	MBSC Securities Corporation++	Chairman, Executive Vice President and Director	6/18 – 6/19

	MBSC Securities Corporation++	Executive Vice President	3/18 – 6/18

	The Dreyfus Corporation++	President	1/18 –6/19

Gregory Brisk Director	Alcentra Asset Management Limited	Director	3/18 - Present

	Alcentra Limited^	Director	3/12 - Present

	Alcentra NY LLC++	Director	10/15 - Present

	Alcentra US, Inc. ††††	Managing Director	12/19 - Present

	Alcentra US, Inc. ††††	Director	10/15 - Present

	Alternative Holdings I, LLC*******	Director	7/16 - Present

	Alternative Holdings II, LLC*******	Director	3/16 - Present

	BNY Alcentra Group Holdings, Inc. ††††††	Director	7/18 - Present

	BNYM CSIM Funding LLC+++	Managing Director	8/17 – 9/18

	BNY Mellon Asset Management Operations LLC*	Director	6/19 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Asset Management North America Corporation*	Director	1/18 – 12/18

	BNY Mellon Fund Managers Limited^	Director	10/02 - Present

	BNY Mellon Fund Management (Luxembourg) S.A.^^^^	Director	3/16 - Present

	BNY Mellon Global Funds PLC^^^^^	Director	2/03 - Present

	BNY Mellon Global Management Limited^^^^^^	Director	11/02 - Present

	BNY Mellon Insurance Agency, Inc. ++	Director	6/19 - Present

	BNY Mellon International Asset Management (Holdings) Limited^	Director	10/12 - Present

	BNY Mellon International Asset Management (Holdings) No. 1 Limited^	Director	10/12 - Present

	BNY Mellon International Asset Management Group Limited^	Director	5/10 - Present

	BNY Mellon Investment Management (APAC) Holdings Ltd^	Director	9/03 - Present

	BNY Mellon Investment Management EMEA Limited^	Director	12/15 - Present

	BNY Mellon Investment Management (Europe) Limited^	Director	10/12 – Present

	BNY Mellon Investment Management (Jersey) Limited. ^^^^^^^	Director	11/12 – Present

	BNY Mellon Investment Management Europe Holdings Limited^	Director	11/12 – Present

	BNY Mellon Investment Management Holdings (Germany) Limited^	Director	9/12 - Present

	BNY Mellon Investment Management Seed Capital Limited^	Director	11/13 - Present

	BNY Mellon Investment Management (Shanghai) Limited^^^^^^^^	Director	6/17 - Present

	BNY Mellon Liquidity Funds PLC^^^^^^^^^	Director	12/02 - Present

	BNY Mellon Securities Corporation++	Director	6/19 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Transfer, Inc.++	Director and Vice President	6/19 - Present

	BNY MFM Nominees Limited^	Director	5/02 - Present

	CenterSquare Investment Management Holdings, Inc. +++	Director and Managing Director	7/17 - Present

	CenterSquare Investment Management, Inc. +++	Director and Managing Director	7/17 – 1/18

	CenterSquare Global Securities Management Inc. +++	Managing Director	8/17 – 3/19

	CenterSquare Investment Management LLC +++	Director	1/18 - Present

	Dreyfus Service Organization, Inc. ++	Director	5/19 – 6/19

	EACM Advisors LLC^^	Director	7/16 - Present

	IIFIG Investment Solutions ICAV	Director	5/18 - Present

	Insight Investment International Limited^	Director	2/18 – Present
	Insight Investment Management Limited^	Director	4/16 - Present

	Insight Investment Management (Global) Limited^	Director	4/16 - Present

	Insight Investment Funds Management Limited^	Director	4/16 - Present

	Insight Investment Management (Europe) Limited^^^^^^^^^^	Director	9/18 – Present

	Insight North America LLC++	Director	11/17 - Present

	Absolute Insight Funds PLC^^^^^^^^^^	Director	3/17 - Present

	Insight Global Funds II PLC^^^^^^^^^^	Director	3/17 - Present

	Insight Liquidity Funds PLC^^^^^^^^^^	Director	3/17 - Present

	LDI Solutions Plus PLC^^^^^^^^^^	Director	3/17 - Present

	MBC Investment Corporation#	Director	2/17 - Present

	MBSC Securities Corporation++	Director	3/18 – 6/19

	Mellon Capital Management Corporation**	Director	7/16 – 1/18

	Mellon Europe Pension (Nominees) Limited^	Director	12/00 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Mellon Global Investing Corp+	Director	8/10 - Present

	Mellon Investments Corporation *	Director	1/19 – 12/19

	Mellon JV Limited Company^	Director	1/06 – 11/19

	Mellon Overseas Investment Corporation*******	Director	4/08 – 2/19

	MGI Latin America S.A.	Director	7/03 - Present

	Newton Investment Management Limited^	Director	5/16 - Present

	Newton Investment Management Limited^	Director	1/20 - Present

	Newton Investment Management (North America) Limited^	Director	5/16 – 12/19

	Newton Management Limited^	Director	8/16 - Present

	NWK Multi-Strategy Funds PLC^^^^^^	Director	5/07 - Present

	Pareto Investment Management Limited^	Director	4/16 – 1/18

	Standish Mellon Asset Management Company LLC*******	Director	6/16 – 1/18

	The Boston Company Asset Management, LLC*	Director	7/16 – 1/18

	XBK LLC^^^	Director	11/17 - Present

	The Fordham Trust+++++++	Director	3/15 - Present

	The St. Nicholas Cole Abbey Centre for Workplace Ministry Limited†††††††	Director	9/11 - Present

	Distaff Lane Coffee Limited†††††††	Director	9/17 - Present

	ABF Brazil Fund, SPC^^	Director	7/08 – 8/18

	BNY Mellon Advantage Series^^^^^^	Director	11/13 – 6/17

	BNY Mellon Asset Management Operations LLC^^^	Director	11/17 – 8/18

	Cutwater Asset Management Corp++	Director	1/15 – 7/18

	Cutwater Holdings LLC++	Director	1/15 – 7/18

	Cutwater Investor Services Corp++	Director	1/15 – 7/18

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Insight Investment Management (Ireland) Limited^^^^^^^^^^	Director	3/17 – 9/18

Joseph W. Connolly Chief Compliance Officer	BNY Mellon Family of Funds++	Chief Compliance Officer	6/19 - Present

	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present

	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 – 6/19

Christopher O'Connor Chief Administrative Officer	BNY Mellon Securities Corporation++	Executive Vice President	6/19 – Present

	MBSC Securities Corporation++	Executive Vice President	12/11 – 6/19

Bennett A. MacDougall Chief Legal Officer	The Bank of New York Mellon Corporation ++	Associate General Counsel	6/15 - Present

John P. Shea Chief Financial Officer	BNY Mellon Securities Corporation++	Chief Financial Officer and Treasurer	6/19-Present

	BNY Mellon Transfer, Inc. ++	Chief Financial Officer and Treasurer	9/19-Present

	Mellon Investments Corporation*	Chief Financial Officer and Treasurer	1/18-6/19

	XBK LLC^^^	Chief Financial Officer	11/17-Present

	Ivy Asset Management LLC+	Vice President	3/14-9/17

	BNY Mellon Securities Corporation++	Vice President - Finance	1/06-3/19

	MBSC Securities Corporation ++	Chief Financial Officer and Treasurer	3/19-6/19

Katherine Scott Chief Risk Officer	BNY Mellon Securities Corporation++	Chief Risk Officer	6/19-Present

	MBSC Securities Corporation++	Chief Risk Officer	2/14-6/19

Peter Arcabascio Vice President – Distribution	BNY Mellon Investment Management*	Senior Vice President	7/06-Present
	BNY Investment Strategy and Solutions Group, LLC*	Manager	6/15- Present

Kenneth Bradle Vice President	BNY Mellon Securities Corporation++	President	6/19 – Present
	BNY Mellon Investment Adviser, Inc.	Vice President	6/19 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Transfer, Inc.++	Chairman	6/19 - Present

	MBSC Securities Corporation ++	Director	8/06 – 5/19

	MBSC Securities Corporation ++	President	5/19 – 6/19

Charles Doumar Vice President – Tax	Alcentra NY LLC ++	Assistant Treasurer - Tax	9/14 - Present
	Alcentra US. Inc. ††††	Assistant Treasurer - Tax	9/14 - Present

	Alternative Holdings I, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Alternative Holdings II, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Asset Recovery II, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/13 – Present

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer - Tax	3/13 - Present

	BNY Capital Funding LLC ***	Assistant Treasurer – Tax	9/13 - Present

	BNY Investment Strategy and Solutions Group, LLC *	Assistant Treasurer – Tax	6/15 - Present

	BNY Mellon Community Development Corporation ++	Assistant Treasurer – Tax	10/13 - Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer – Tax	6/14 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Assistant Treasurer	3/14 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer	3/14 – Present

	BNY Mellon Transfer, Inc.++	Assistant Treasurer	12/14 - Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	IVY Asset Management LLC +	Assistant Treasurer	9/13 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

	MUNB Loan Holdings, LLC***	Assistant Treasurer	10/13 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/13 – Present

	Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	8/13 – Present

	APT Holdings Corporation #	Assistant Treasurer – Tax	11/13 – Present

	B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer – Tax	3/13 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer – Tax	7/14 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Asset Management North America Corporation *	Assistant Treasurer – Tax	1/18 – 12/18

	BNY Mellon Capital Markets, LLC ++	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer – Tax	3/16 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer – Tax	8/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer – Tax	3/13 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Recap I, LLC #	Assistant Treasurer – Tax	9/13 – Present

	BNY Salvage Inc. ***	Assistant Treasurer – Tax	3/13 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer – Tax	6/13 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Amherst Capital Management, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY Mellon Insurance Agency, Inc. ++	Assistant Treasurer – Tax	6/19 - Present

	BNY Mellon Securities Corporation++	Vice President – Tax	6/19 - Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer – Tax	7/13 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer – Tax	12/13 – 1/18

	Colson Services Corp. ^	Assistant Treasurer – Tax	3/14 - Present

	CenterSquare Investment Management LLC+++	Assistant Treasurer – Tax	1/18 – Present

	Cutwater Asset Management Corp. ++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC ++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. ++++	Assistant Treasurer - Tax	1/15 - Present

	Dreyfus Service Organization, Inc. ++	Assistant Treasurer – Tax	3/14 – 6/19

	EACM Advisors LLC ^^	Assistant Treasurer – Tax	1/14 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Eagle Access LLC ^^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer – Tax	1/14 - Present

	ECM DE. LLC ***	Assistant Treasurer – Tax	1/14 - Present

	HedgeMark International, LLC ##	Assistant Treasurer – Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer – Tax	11/13 – Present

	IRE-1, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	JRHC 1998A LLC ####	Assistant Treasurer – Tax	12/13 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lockwood Insurance, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lease Equities (Texas) Corporation #####	Assistant Treasurer – Tax	7/13 – Present

	Madison Pershing LLC ###	Assistant Treasurer – Tax	6/13 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

	MBC Investment Corporation #	Assistant Treasurer – Tax	11/13 – Present

	MBSC Securities Corporation ++	Vice President – Tax	2/14 – 6/19

	MCDI (Holdings) LLC ***	Assistant Treasurer – Tax	9/13 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer – Tax	1/14 – 1/18

	Mellon Holdings LLC++	Assistant Treasurer	2/15 - Present

	Mellon EFT Services†††††	Assistant Treasurer - Tax	10/15 - Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer – Tax	9/13 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer – Tax	9/13 – Present

	Mellon Funding Corporation +	Assistant Treasurer – Tax	3/14 - Present

	Mellon Global Investing Corp. +	Assistant Treasurer – Tax	5/14 - Present

	Mellon Investments Corporation*	Assistant Treasurer – Tax	1/19- Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Mellon Investor Services Holdings LLC ++++++	Assistant Treasurer – Tax	8/16 – Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer – Tax	12/13 - Present

	Mellon Properties Company ****	Assistant Treasurer – Tax	8/13 – Present

	National Residential Assets Corp.***	Assistant Treasurer – Tax	4/13 – Present

	Newton Capital Management LLC.***	Assistant Treasurer – Tax	8/14 - Present

	NY CRE Asset Holdings, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	NY CRE Asset Holdings II, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	One Wall Street Corporation ***	Assistant Treasurer – Tax	11/13 – Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

	PAS Holdings LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer – Tax	11/14 – 1/18

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – Present

	Technology Services Group, Inc. ++	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ++	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	7/13 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer – Tax	8/13 – 1/18

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	MBNA Institutional PA Services LLC +	Treasurer	7/13 – Present

	MBNA PW PA Services LLC +	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ***	Vice President	11/13 – Present

	Agency Brokerage Holding LLC***	Vice President – Tax	6/13 – Present

Tracy A. Hopkins-Condon Vice President - Cash Strategies	BNY Mellon Securities Corporation++	Executive Vice President	6/19 – Present
	BNY Mellon Transfer, Inc.++	Vice President	5/98 - Present

	MBSC Securities Corporation++	Executive Vice President	2/14 – 6/19

Anthony Mayo Vice President – Information Systems	BNY Mellon Securities Corporation++	Chief Technology Officer	6/19 – Present

	MBSC Securities Corporation++	Chief Technology Officer	4/14 – 6/19

Kathleen Geis Vice President	BNY Mellon International Operations (India) Private Limited	Director	5/05 - Present

	BNY Mellon Asset Management North America Corporation*	Vice President - Real Estate	1/18 – 12/18

	Albridge Solutions, Inc.	Managing Director	7/11 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Management Services LLC #	Vice President - Real Estate	10/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Securities Corporation++	Vice President - Real Estate	6/19 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	CenterSquare Investment Management Holdings, Inc. +++	Vice President - Real Estate	10/12 – Present

	Eagle Investment Systems LLC ^^^^	Vice President - Real Estate	7/11 – Present

	Ivy Asset Management LLC +	Vice President - Real Estate	7/11 – Present

	MBSC Securities Corporation ++	Vice President - Real Estate	7/11 – 6/19

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 – 1/18

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 – Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 – Present

	Mellon Investments Corporation*	Vice President - Real Estate	1/19 – Present
	Mellon Investor Services Holdings LLC++++++	Vice President - Real Estate	8/16 - Present

	Pareto New York LLC ++	Vice President - Real Estate	7/11 – Present

	Technology Services Group, Inc. ++	Vice President - Real Estate	7/11 – Present
	Tennessee Processing Center LLC ++	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 - Present

Claudine Orloski Vice President – Tax	BNY Mellon Insurance Agency, Inc. ++	Vice President – Tax	6/19 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Securities Corporation++	Vice President – Tax	6/19 - Present

	Dreyfus Service Organization++	Vice President – Tax	8/14 – 6/19

	Asset Recovery II, LLC***	Assistant Treasurer	9/11 - Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/11 – Present

	BNY Mellon Asset Management North America Corporation *	Assistant Treasurer –Tax	1/18 – 12/18

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Transfer, Inc.++	Assistant Treasurer	12/14 – Present

	BNY Mellon Trust of Delaware #	Assistant Treasurer	11/11 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/11 – Present

	Mellon Holdings LLC ++	Assistant Treasurer	12/11 – Present

	MUNB Loan Holdings, LLC ***	Assistant Treasurer	10/11 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer -Tax	6/11 – Present

	Alcentra NY, LLC ++	Assistant Treasurer -Tax	10/12 – Present

	Alcentra US, Inc. ††††	Assistant Treasurer -Tax	10/11 – Present

	Allomon Corporation †	Assistant Treasurer -Tax	5/12 – Present

	Alternative Holdings I, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	Alternative Holdings II, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer -Tax	8/11 – Present

	APT Holdings Corporation #	Assistant Treasurer -Tax	12/11 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer -Tax	4/12 – Present

	BNY Administrative Services LLC ***	Assistant Treasurer –Tax	12/11 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer –Tax	3/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer –Tax	7/11 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Investment Strategy and Solutions Group LLC *	Assistant Treasurer –Tax	6/15 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer –Tax	10/11 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer –Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ++	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer –Tax	6/11 – Present

	BNY Mellon Community Development Corporation ++	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer –Tax	7/12 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer –Tax	8/12 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Investment Servicing (US) Inc. #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Performance & Risk Analytics, Inc. (US) ^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Transition Management Advisors, LLC **	Assistant Treasurer –Tax	5/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer –Tax	3/11 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer –Tax	5/11 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Real Estate Holdings LLC ***	Assistant Treasurer –Tax	4/11 – Present

	BNY Recap I, LLC #	Assistant Treasurer –Tax	11/11 – Present

	BNY Salvage Inc. ***	Assistant Treasurer –Tax	3/11 – Present

	BNY Wings, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY XYZ Holdings LLC ***	Assistant Treasurer –Tax	5/11 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer –Tax	7/14 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer –Tax	6/12 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer –Tax	6/12 – Present

	Amherst Capital Management LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer –Tax	4/11 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer –Tax	7/11 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer –Tax	2/13 – 1/18

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 - Present

	Colson Services Corp. ^	Assistant Treasurer –Tax	2/11 – Present

	CenterSquare Investment Management LLC+++	Assistant Treasurer –Tax	1/18 – Present

	Cutwater Asset Management Corp. ++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC ++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. ++++	Assistant Treasurer - Tax	1/15 - Present

	EACM Advisors LLC ^^	Assistant Treasurer –Tax	4/14 – Present

	Eagle Access LLC ^^^	Assistant Treasurer –Tax	1/12 – Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer –Tax	1/12 – Present

	ECM DE, LLC ***	Assistant Treasurer –Tax	3/11 – Present

	HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer –Tax	7/12 – Present

	IRE-1, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	JRHC 1998A LLC ####	Assistant Treasurer –Tax	12/11 – Present

	Lease Equities (Texas) Corporation#####	Assistant Treasurer –Tax	7/11 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Lockwood Insurance Inc. ######	Assistant Treasurer –Tax	8/14 – Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Madison Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer –Tax	8/11 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
	MBC Investment Corporation #	Assistant Treasurer –Tax	11/11 – Present

	MBNA Institutional PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MBNA PW PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MBSC Securities Corporation++	Vice President – Tax	2/12 – 6/19

	MCDI (Holdings) LLC ***	Assistant Treasurer –Tax	8/11 – Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer –Tax	8/11 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer –Tax	10/13 – 1/18

	Mellon EFT Services Corporation †††††	Assistant Treasurer –Tax	2/11 – Present

	Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	7/11 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Funding Corporation +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/11 – Present

	Mellon International Leasing Company #	Assistant Treasurer –Tax	7/11 – Present

	Mellon Investments Corporation *	Assistant Treasurer –Tax	1/19 – Present

	Mellon Investor Services Holdings LLC	Assistant Treasurer –Tax	8/16 – Present
++++++
	Mellon Leasing Corporation +	Assistant Treasurer –Tax	9/11 – Present

	Mellon Life Insurance Company +	Assistant Treasurer –Tax	10/12 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Mellon Properties Company ****	Assistant Treasurer –Tax	8/12 – Present

	National Residential Assets Corp. ***	Assistant Treasurer –Tax	4/12 – Present

	Newton Capital Management LLC ***	Assistant Treasurer –Tax	10/11 – Present

	NY CRE Asset Holdings II, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	NY CRE Asset Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	One Wall Street Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Pareto New York LLC ++	Assistant Treasurer –Tax	11/11 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	PAS Holdings LLC ***	Assistant Treasurer –Tax	6/11 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	6/11 – Present

	Pershing Group LLC ###	Assistant Treasurer –Tax	4/11 – Present

	Pershing Investments LLC ***	Assistant Treasurer –Tax	2/11 – Present

	Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	PFS Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer –Tax	11/14 – 1/18

	Stanwich Insurance Agency, Inc. ***	Assistant Treasurer –Tax	12/11 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer –Tax	7/11 – Present

	TBCAM, LLC *	Assistant Treasurer –Tax	10/13 – Present

	Technology Services Group, Inc. ++	Assistant Treasurer –Tax	5/11 – Present

	Tennessee Processing Center LLC ++	Assistant Treasurer –Tax	9/11 – Present

	The Bank of New York Consumer Leasing Corporation ***	Assistant Treasurer –Tax	5/11 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer –Tax	6/11 – 1/18

	USPLP, Inc. *******	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	12/12 – Present

	BNY Aurora Holding Corp. ***	Vice President	10/11 – Present

	Agency Brokerage Holding LLC ***	Vice President –Tax	2/11 – Present

	MBSC Securities Corporation ++	Vice President –Tax	2/12 – 6/19

James Bitetto Secretary	BNY Mellon Family of Funds++	Vice President and Secretary	6/19 - Present

	BNY Mellon Insurance Agency, Inc. ++	Secretary	6/19 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates
	BNY Mellon Securities Corporation++	Assistant Secretary	6/19 - Present

	MBSC Securities Corporation++	Assistant Secretary	1/06 – 6/19

	Dreyfus Service Organization, Inc.++	Secretary	8/05 – 6/19

	The Dreyfus Family of Funds++	Vice President and Secretary	2/18 – 6/19
		Vice President and Assistant Secretary	8/05 – 2/18	8/05 – 2/18

Natalya Zelensky Assistant Secretary	BNY Mellon Family of Funds++	Vice President and Assistant Secretary	6/19 - Present

	BNY Mellon Transfer, Inc.++	Vice President and Secretary	6/19 - Present

	Dreyfus Transfer, Inc. ++	Secretary	6/17 – 6/19

	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	4/17 – 6/19

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
***	The address of the business so indicated is One Wall Street, New York, NY 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022.
*******	The address of the business so indicated is 225 Liberty Street, New York, NY 10286.
********	The address of the business so indicated is Grand Canal House, 1 Upper Grand Canal Street, Dublin, 4 Ireland.
^	The address of the business so indicated is BNY Mellon Centre 160 Queen Victoria Street, London EC4V 4LA.
^^	The address of the business so indicated is 87 Mary Street, George Town, KY1-9005, Cayman Islands.
^^^	The address of the business so indicated is 201 Washington Street, Boston, Massachusetts 02108.
^^^^	The address of the business so indicated is 2-4, rue Eugène Ruppert, L-2453 Luxembourg, Luxembourg.
^^^^^	The address of the business so indicated is One Dockland Central, Guild Street, IFSC, Dublin 1.
^^^^^^	The address of the business so indicated is 33 Sir John Rogersons Quay, Dublin 2.
^^^^^^^	The address of the business so indicated is Ogier House, The Esplanade, St Helier, Jersey, JE4 9WG.
^^^^^^^^	The address of the business so indicated is Room 6053, Level 6, 21st Century Building, No.210, Century Avenue, China, (Shanghai) Pilot Free Trade Zone.
^^^^^^^^^	The address of the business so indicated is 6th Floor, 2 Grand Canal Square, Dublin 2, Ireland.
^^^^^^^^^^	The address of the business so indicated is 32 Molesworth Street, Dublin 2, Ireland.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.

++	The address of the business so indicated is 240 Greenwich Street, New York, NY 10286

+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462.
++++	The address of the business so indicated is 113 King Street, Armonk, NY 10504.
+++++	The address of the business so indicated is 320 Bay Street, Toronto, ON M5H 4A6.
++++++	The address of the business so indicated is 480 Washington Blvd, Jersey City, NJ 07310.
+++++++	The address of the business so indicated is Hartpiece, Lamarsh, Bures, Suffolk, CO8 5EP..
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
†††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, NY, 10019.
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024.
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103.

††††††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD.
†††††††	The address of the business so indicated is 114 Queen Victoria Street, London, EC4V 4BJ.
^	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004.
^^	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT, 06854-1940.
^^^	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459.
^^^^	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107.

^^^^^	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402.
^^^^^^	The address of the business so indicated is David M. Breen & Co. Suite 4, Wallace House, Maritana Gate, Canada Street, Waterford.

#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399.
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX, 77002.
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX, 77002.
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212.
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111.
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104.
#########	The address of the business so indicated is 6 C, route de Trèves, L-2633 Senningerberg, Luxembourg.
Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	BNY Mellon Absolute Insight Funds, Inc.

2.	BNY Mellon Advantage Funds, Inc.
3.	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
4.	BNY Mellon Appreciation Fund, Inc.
5.	BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

6.	BNY Mellon Funds Trust

7.	BNY Mellon Index Funds, Inc.
8.	BNY Mellon Intermediate Municipal Bond Fund, Inc.
9.	BNY Mellon International Securities Funds, Inc.
10.	BNY Mellon Investment Funds I
11.	BNY Mellon Investment Funds II, Inc.
12.	BNY Mellon Investment Funds III
13.	BNY Mellon Investment Funds IV, Inc.
14.	BNY Mellon Investment Funds V, Inc.
15.	BNY Mellon Investment Funds VI, Inc.
16.	BNY Mellon Investment Grade Funds, Inc.

17.	BNY Mellon Investment Portfolios
18.	BNY Mellon Large Cap Securities Fund, Inc.
19.	BNY Mellon Midcap Index Fund, Inc.
20.	BNY Mellon Municipal Bond Funds, Inc.
21.	BNY Mellon Municipal Funds, Inc.
22.	BNY Mellon New Jersey Municipal Bond Fund, Inc.
23.	BNY Mellon New York AMT-Free Municipal Bond Fund
24.	BNY Mellon New York Tax Exempt Bond Fund, Inc.
25.	BNY Mellon Opportunistic Municipal Securities Fund
26.	BNY Mellon Opportunity Funds
27.	BNY Mellon Research Growth Fund, Inc.
28.	BNY Mellon Short-Intermediate Municipal Bond Fund
29.	BNY Mellon State Municipal Bond Funds
30.	BNY Mellon Stock Funds
31.	BNY Mellon Stock Index Fund, Inc.
32.	BNY Mellon Strategic Funds, Inc.
33.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
34.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
35.	BNY Mellon Ultra Short Income Fund
36.	BNY Mellon U.S. Mortgage Fund, Inc.
37.	BNY Mellon Variable Investment Fund
38.	BNY Mellon Worldwide Growth Fund, Inc.

39.	CitizensSelect Funds

40.	Dreyfus AMT-Free Municipal Cash Management Plus
41.	Dreyfus AMT-Free New York Municipal Cash Management

42.	Dreyfus BASIC Money Market Fund, Inc.

43.	Dreyfus Cash Management

44.	Dreyfus Government Cash Management Funds

45.	Dreyfus Institutional Liquidity Funds
46.	Dreyfus Institutional Preferred Money Market Funds

47.	Dreyfus Institutional Reserves Funds

48.	Dreyfus Liquid Assets, Inc.

49.	Dreyfus Tax Exempt Cash Management Funds

50.	Dreyfus Treasury Obligations Cash Management

51.	Dreyfus Treasury Securities Cash Management

52.	General California Municipal Money Market Fund
53.	General Government Securities Money Market Funds, Inc.
54.	General Money Market Fund, Inc.
55.	General Municipal Money Market Funds, Inc.
56.	General New Jersey Municipal Money Market Fund, Inc.
57.	General New York AMT-Free Municipal Money Market Fund

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant

Kenneth Bradle**	President	None

Gregory Brisk†††	Director	None
Sue Ann Cormack†	Executive Vice President	None
Renee LaRoche-Morris****	Chairman, Executive Vice President and Director	None
Catherine Keating*	Executive Vice President	None

Tracy Hopkins-Condon*	Executive Vice President	None

Peter Arcabascio++	Executive Vice President	None
Christopher D. O'Connor****	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None

Matthew Perrone****	Executive Vice President	None
Andrew Provencher****	Executive Vice President	None

John P. Shea ****	Chief Financial Officer and Treasurer	None
Brie A. Steingarten****	Chief Legal Officer and Secretary	None

John Squillace****	Chief Compliance Officer (Investment Advisory Business)	None

William Kennedy****	Chief Compliance Officer (Broker-Dealer Business)	None
Katherine M. Scott*	Chief Risk Officer	None
Anthony Mayo*	Chief Technology Officer	None
Timothy I. Barrett**	Senior Vice President	None

Eric P. Cola****	Senior Vice President	None

John Ragusa*	Senior Vice President	None
Christopher A. Stallone**	Senior Vice President	None

John Cimino****	Vice President	None

Christopher Donoghue**	Vice President	None
Tina Rizzo**	Vice President and Privacy Officer	None

James Windels****	Vice President	Treasurer

Caridad M. Carosella**	Vice President – Compliance/Anti-Money Laundering Officer	Anti-Money Laundering Officer
Donna M. Impagliazzo**	Vice President – Compliance	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Sandra Hatter***	Vice President – Human Resources	None
Marianne Thomas+	Vice President – Human Resources	None

Kathleen J. Geis††	Vice President – Real Estate	None
Charles Doumar****	Vice President – Tax	None
Claudine Orloski***	Vice President – Tax	None
Paul V. Mazziotti**	Anti-Money Laundering Officer	None
James Bitetto****	Assistant Secretary	Vice President and Secretary
Alice Helscher***	Assistant Secretary	None

Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is 240 Greenwich Street, New York, NY 10286.

†	Principal business address is 100 Saint Paul Street Denver, CO 80206
††	Principal business address is 500 Ross Street, Pittsburgh, PA 15262-0001
†††	Principal business address is 160 Queen Victoria Street, London, England, Greater London EC4V4LA
+	Principal business address is 19 Vreeland Road Florham Park, NJ 07932
++	Principal business address is 1 Boston Place, Boston, MA 02108-4407

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   240 Greenwich Street
   New York, New York 10286

  2. BNY Mellon Investment Servicing (US), Inc.
   4400 Computer Drive
   Westborough, Massachusetts 01581

  3. BNY Mellon Investment Adviser, Inc.
   240 Greenwich Street
   New York, NY 10286

4. BNY Mellon Investment Adviser, Inc.
200 Park Avenue
New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 8th of April, 2020.

BNY Mellon Investment Portfolios

BY:	/s/ Renee LaRoche-Morris*
Renee LaRoche-Morris, PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Renee LaRoche-Morris*	President (Principal Executive Officer)	4/8/20
Renee LaRoche-Morris
/s/ James Windels*	Treasurer (Principal Financial Officer and Accounting Officer)	4/8/20

James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	4/8/20

Joseph S. DiMartino

/s/ Francine J. Bovich*	Board Member	4/8/20

Francine J. Bovich

/s/ J. Charles Cardona*	Board Member	4/8/20

J. Charles Cardona

/s/ Gordon J. Davis*	Board Member	4/8/20

Gordon J. Davis

/s/ Andrew J. Donohue *	Board Member	4/8/20
Andrew J. Donohue
/s/ Isabel P. Dunst*	Board Member	4/8/20

Isabel P. Dunst

/s/ Robin A. Melvin*	Board Member	4/8/20

Robin A. Melvin

/s/ Nathan Leventhal*	Board Member	4/8/20

Nathan Leventhal

/s/ Roslyn M. Watson*	Board Member	4/8/20

Roslyn M. Watson

/s/ Benaree Pratt Wiley*	Board Member	4/8/20

Benaree Pratt Wiley

*BY:	/s/ Deirdre Cunnane
Deirdre Cunnane Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(d) Management Agreement.

(e)(1) Amended and Restated Distribution Agreement.

(e)(2) Forms of Broker-Dealer Selling Agreement.

(e)(3) Forms of Bank Selling Agreement.

(j) Consent of Independent Registered Public Accounting Firm.

(m)  Distribution Plan (12b-1 Plan).

(p)(1) Revised Code of Ethics.

(p)(2) Code of Ethics for the Nonmanagement Board Members.

Other Exhibits

(1) Power of Attorney, dated March 3, 2020.